UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.           )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Iterum Therapeutics plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 27, 2021

Dear Iterum Therapeutics plc Shareholder,

You are cordially invited to the 2021 Annual General Meeting of Shareholders to be held at Block 2, Floor 3, Harcourt Centre, Harcourt Street, Dublin 2, Ireland on June 16, 2021 at 3.00 p.m., Irish time (10.00 a.m., Eastern Time). The enclosed notice of Annual General Meeting of Shareholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the proxy statement.

At this year’s Annual General Meeting, we will ask shareholders to:

1.	elect, by separate resolutions, the three nominees for Class III directors named herein, each to serve for a three-year term expiring at the 2024 annual general meeting of shareholders;
2.

approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan increasing by 15,000,000 to 19,437,298 the number of ordinary shares, par value $0.01 per share (“ordinary shares”) authorized for issuance under the plan;

3.

ratify, in a non-binding vote, the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2021, and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration;

4.

receive and consider the Company's Irish Statutory Financial Statements for the fiscal year ended December 31, 2020 and the reports of the directors and auditors thereon, and review the affairs of the Company; and

5.	consider any other business properly brought before the 2021 Annual General Meeting of Shareholders or any adjournment or postponement thereof.

Our board of directors unanimously recommends a vote “FOR” Proposal Nos. 1 to 3 as set forth in the proxy statement.

We hope that you will participate in the meeting by voting through acceptable means as described in this proxy statement as promptly as possible. Your vote is important – so please exercise your right.

Sincerely,

Corey N. Fishman
President and Chief Executive Officer

This proxy statement, the enclosed proxy card, our 2020 annual report to shareholders and our Irish Statutory Financial Statements for the fiscal year ended December 31, 2020 are being made available to shareholders on or about April 27, 2021.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately from an independent financial adviser being, if you are resident in Ireland, an organisation or firm authorised under the European Communities (Markets in Financial Instruments) Regulations (Nos. 1 to 3) 2007 or, if you are not so resident, from another appropriately authorised independent financial adviser.

ITERUM THERAPEUTICS PLC

Block 2 Floor 3 Harcourt Centre

Harcourt Street

Dublin 2

Ireland

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

to be held on June 16, 2021

The 2021 Annual General Meeting of Shareholders (the “AGM”) of Iterum Therapeutics plc, an Irish public limited company (the “Company”), will be held on June 16, 2021, beginning at 3.00 p.m., Irish time (10.00 a.m., Eastern Time), at Block 2, Floor 3, Harcourt Centre, Harcourt Street, Dublin 2, Ireland to consider and act upon the following matters:

1.

To elect, by separate resolutions, the three nominees for Class III directors named herein, each to serve for a three-year term expiring at the 2024 annual general meeting of shareholders (Proposal No. 1).

2.

To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan increasing by 15,000,000 to 19,437,298 the number of ordinary shares of the Company, par value $0.01 per share (“ordinary shares”) authorized for issuance under the plan (Proposal No. 2).

3.

To ratify, in a non-binding vote, the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2021, and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration (Proposal No. 3).

4.

To receive and consider the Company's Irish Statutory Financial Statements for the fiscal year ended December 31, 2020 and the reports of the directors and auditors thereon, and to review the affairs of the Company.

5.	To conduct any other business properly brought before the AGM or any adjournment or postponement thereof.

Proposal Nos. 1, 2, and 3 above are ordinary resolutions requiring a simple majority of the votes cast at the meeting to be approved. There is no requirement under Irish law that the Company's Irish Statutory Financial Statements for the fiscal year ended December 31, 2020, or the directors' and auditor's reports thereon be approved by the shareholders, and no such approval will be sought at the AGM.

Shareholders of record at the close of business on April 23, 2021 will be entitled to notice of and to vote at the AGM or any adjournment or postponement thereof.  Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials to many of our shareholders via the Internet, in accordance with rules adopted by the Securities and Exchange Commission. If you received only a Notice of Internet Availability of Proxy Materials, or Notice, by mail or e-mail, you will not receive a paper copy of the proxy materials unless you request one. Instead, the Notice will provide you with instructions on how to access and view the proxy materials on the Internet. The Notice will also instruct you as to how you may access your proxy card to vote over the Internet or by telephone. If you received a Notice by mail or e-mail and would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice. The Notice of Internet Availability of Proxy Materials is being mailed to our shareholders on or about April 29, 2021 and sent by e-mail to our shareholders who have opted for such means of delivery on or about April 29, 2021.

Special Precautions Due to COVID-19 Concerns

In light of public health concerns related to COVID-19, the Company would like to emphasize that we consider the health of our shareholders, employees and other attendees a top priority. We are monitoring guidance issued by the Irish Health Service Executive

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("HSE"), the Irish government, the U.S. Center for Disease Control and Prevention and the World Health Organization and we have implemented, and will continue to implement the measures advised by the HSE to minimize the spread of COVID-19.

Based on latest available public health guidance, we expect that the AGM will proceed under very constrained circumstances given current restrictions on public gatherings.

Shareholders’ contributions at the AGM are valued, however, shareholders are strongly encouraged to vote their shares by proxy as the preferred means of fully and safely exercising their rights. Personal attendance at the AGM may present a health risk to shareholders and others. In particular, we advise that shareholders who are experiencing any COVID-19 symptoms or anyone who has been in contact with any person experiencing any COVID-19 symptoms should not attend the AGM in person.

The Company may take additional procedures or limitations on meeting attendees, including limiting seating, requiring health screenings and other reasonable or required measures in order to enter the building.

In the event that a change of venue is necessitated due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders with as much notice as possible by an announcement, which will be published on the investor relations page of the Company’s website found at https://ir.iterumtx.com/ and which we will also file with the Securities and Exchange Commission. We advise shareholders to monitor the page regularly, as circumstances may change at short notice. We recommend that shareholders keep up-to-date with latest public health guidance regarding travel, self-isolation and health and safety precautions.

By order of the Board of Directors,

Louise Barrett
Secretary

Dublin, Ireland

April 27, 2021

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YOU MAY OBTAIN ADMISSION TO THE AGM BY IDENTIFYING YOURSELF AT THE AGM AS A SHAREHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON APRIL 23, 2021 WILL BE ADEQUATE IDENTIFICATION. IN LIGHT OF PUBLIC HEALTH CONCERNS RELATED TO COVID-19 AND PROTOCOLS RECOMMENDED OR REQUIRED BY GOVERNMENTAL AUTHORITIES, THE COMPANY MAY IMPOSE ADDITIONAL RESTRICTIONS ON YOUR ABILITY TO ATTEND THE AGM IN PERSON, INCLUDING LIMITING SEATING, REQUIRING HEALTH SCREENINGS AND OTHER REASONABLE OR REQUIRED MEASURES IN ORDER TO ENTER THE BUILDING.

WHETHER OR NOT YOU EXPECT TO ATTEND THE AGM, PLEASE SUBMIT YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD OR, IF YOU RECEIVED A PRINTED COPY OF THE PROXY MATERIALS, BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND MAILING IT PROMPTLY IN THE PROVIDED ENVELOPE. TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE AGM, NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

A SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE AGM IS ENTITLED, USING THE PROXY CARD PROVIDED (OR IN THE FORM IN SECTION 184 OF THE IRISH COMPANIES ACT 2014), TO APPOINT ONE OR MORE PROXIES TO ATTEND, SPEAK AND VOTE INSTEAD OF HIM OR HER AT THE AGM. A PROXY NEED NOT BE A SHAREHOLDER OF RECORD.

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ITERUM THERAPEUTICS PLC

Block 2 Floor 3 Harcourt Centre

Harcourt Street

Dublin 2

Ireland

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JUNE 16, 2021 AT BLOCK 2 FLOOR 3 HARCOURT CENTRE, HARCOURT STREET, DUBLIN 2, IRELAND

Important Notice Regarding the Availability of Proxy Materials

for the Annual General Meeting of Shareholders

to be held on June 16, 2021

This proxy statement, our 2020 annual report to shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2020 are available at

www.proxyvote.com

for viewing, downloading and printing.

A copy of our Company's Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, and our Irish Statutory Financial Statements for the year ended December 31, 2020 will be furnished without charge to any shareholder upon written or oral request to the Company at Block 2 Floor 3 Harcourt Centre, Harcourt Street, Dublin 2, Ireland, Attention: Secretary, Telephone: +353 1 9038354.

Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about April 29, 2021 we will mail a Notice of Internet Availability of Proxy Materials, or Notice, to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement, our 2020 annual report to shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2020, and view instructions on how to vote via the Internet or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

information ABOUT THE annual general meeting and voting

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "board of directors" or the "board") of Iterum Therapeutics plc (the "Company," "Iterum" "we" or "us") for use at the 2021 Annual General Meeting of Shareholders (the "AGM") to be held on June 16, 2021, beginning at 3.00 p.m., Irish time (10.00 a.m., Eastern Time), at our offices at Block 2, Floor 3, Harcourt Centre, Harcourt Street, Dublin 2, Ireland and at any adjournment or postponement thereof. On April 23, 2021, the record date for the determination of shareholders entitled to vote at the AGM, there were issued, outstanding and entitled to vote an aggregate of 179,138,769 of our ordinary shares, par value $0.01 per share ("ordinary shares"). Each ordinary share entitles the record holder thereof to one vote on each of the matters to be voted on at the AGM.

We have engaged Innisfree M&A Incorporated, or Innisfree, to assist with the solicitation of proxies.  Please contact Innisfree with any queries:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders May Call:

Toll-Free at (888) 750-5834 (from the U.S. and Canada)

or +1 (412) 232-3651 (from other locations)

Banks & Brokers May Call Collect: (212) 750-5833

Your vote is important no matter how many shares you own.    Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.

If you are the "record holder" of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:

(1)

You may vote over the Internet.    You may vote your shares by following the "Online" instructions on the enclosed proxy card. If you vote over the Internet, you do not need to vote by telephone or complete and mail your proxy card. The internet voting facilities for eligible shareholders of record will close at 6:00 a.m., Irish time (1:00 a.m., Eastern Time), the day of the AGM.

(2)

You may vote by telephone.    You may vote your shares by following the "Phone" instructions on the enclosed proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card. If you vote by telephone, your use of that telephone system, and specifically the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act 2014, of each of David G. Kelly and Louise Barrett as your proxy to vote your shares on your behalf in accordance with your telephone instructions. The telephone voting facilities for eligible shareholders of record will close at 6:00 a.m., Irish time (1:00 a.m., Eastern Time), the day of the AGM.

(3)

You may vote by mail.    You can vote by completing, dating and signing the proxy card provided to you and promptly mailing it in the provided postage-paid envelope. If you vote by mail, you do not need to vote over the Internet or by telephone. We must receive the completed proxy card by 5:00 p.m., Irish time (12:00 p.m., Eastern Time), on June 15, 2021.

(4)

You may vote in person.    If you attend the AGM, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the AGM. Ballots will be available at the AGM. You may obtain directions to the location of the AGM by requesting them in writing or by telephone as follows: c/o Secretary, Iterum Therapeutics plc, Block 2 Floor 3 Harcourt Centre, Harcourt Street, Dublin 2, Ireland, Phone: +353 1 9038354.

Please bear in mind that the Company encourages shareholders to submit proxy materials, rather than attend the AGM in person. Please refer to the Section entitled "Special Precautions Due to COVID-19 Concerns" contained in the Notice of Annual General Meeting of Shareholders section of this proxy statement for more information.

All proxies that are executed and delivered by mail or in person or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual General Meeting of Shareholders in accordance with the shareholders' instructions. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the board of directors' recommendations on such proposals as set forth in this proxy statement. All proxies will be forwarded to the Company's registered office electronically.

After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the AGM by doing any one of the following things:

•

submitting a new proxy by following the "Online" or " Phone" instructions on the enclosed proxy card at a date later than your previous vote but prior to the voting deadline (which is 6:00 a.m., Irish time (1:00 a.m., Eastern Time), the day of the AGM);

•

signing another proxy card and either arranging for delivery of that proxy card by mail to the registered office of the Company prior to the start of the AGM, or by delivering that signed proxy card in person at the AGM;

•

giving our Secretary a written notice by mail to the registered office of the Company prior to the start of the AGM, or delivering the written notice in person at the AGM, that you want to revoke your proxy; or

•	voting in person at the AGM.

Your attendance at the AGM alone will not revoke your proxy.

If the shares you own are held in "street name" by a bank, broker or other nominee record holder, which we collectively refer to in this proxy statement as "brokerage firms," your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange, or NYSE, the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you.   Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items but will not be allowed to vote your shares with respect to certain “non-discretionary” items.   The ratification of the appointment of KPMG as our independent registered public accounting firm and the authorization of the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration (Proposal No. 3) is a discretionary item under the NYSE rules and your brokerage firm will be able to vote on that item even if it does not receive instruction from you, so long as it holds your shares in its name.  The remaining Proposals (Proposal No. 1 and Proposal No. 2) are “non-discretionary” items, meaning that if you do not instruct your brokerage firm on how to vote with respect to these Proposals, your brokerage firm will not vote with respect to that proposal and your shares will be counted as “broker non-votes”. “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates in its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement from your brokerage firm showing that you are the beneficial owner of the shares as of the record date (April 23, 2021) to be admitted to the AGM. To be able to vote your shares held in street name at the AGM, you will need to obtain a proxy card from the holder of record.

Votes Required

The holders of a majority of our ordinary shares issued and outstanding and entitled to vote at the AGM will constitute a quorum for the transaction of business at the AGM. Ordinary shares represented in person or by proxy (including “broker non-votes” (as described above) and shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the AGM. The following votes are required for approval of the proposals being presented at the AGM:

Proposal No. 1: To elect the Class III directors.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the election of a director nominee.

Proposal No. 2: To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required to approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan, or the 2018 Plan.

Proposal No. 3: To ratify, in a non-binding vote, the appointment of KPMG to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2021 and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration.     The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the ratification of the appointment of KPMG as our independent registered public accounting firm for the current fiscal year and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration.

Shares that abstain from voting as to a particular matter and shares held in "street name" by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the proposals referenced above.

share ownership of certain beneficial owners and management

The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of April 23, 2021 by:

(a)	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares;

(b)	each of our named executive officers;

(c)	each of our directors; and

(d)	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including share options that are exercisable within 60 days of April 23, 2021, shares that are issuable pursuant to restricted share units vesting within 60 days of April 23, 2021, shares issuable upon exercise of warrants within 60 days of April 23, 2021, and shares issuable upon exchange of our outstanding 6.500% exchangeable senior subordinated notes due 2025 (the “Exchangeable Notes”) (assuming physical settlement), which are exchangeable within 60 days of April 23, 2021. Our ordinary shares issuable pursuant to share options, restricted share units, warrants, and Exchangeable Notes, not taking into account any additional ordinary shares issuable to satisfy accrued and unpaid interest due upon exchange of any Exchangeable Notes, are deemed outstanding for computing the percentage of the person holding such options, restricted share units, warrants or Exchangeable Notes and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all ordinary shares shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act of 1933, as amended. Percentage ownership is based on 179,138,769 ordinary shares outstanding on April 23, 2021. Except as otherwise set forth below, the address of the beneficial owner is c/o Iterum Therapeutics plc, Block 2 Floor 3 Harcourt Centre, Harcourt Street, Dublin 2, Ireland.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers:
Corey N. Fishman(1)	566,255	*
Michael Dunne, MD(2)	343,372	*
Judith M. Matthews(3)	75,898	*
Brenton K. Ahrens(4)	25,825	*
Mark Chin	—	*
Beth P. Hecht	365	*
Ronald M. Hunt(5)	5,331,800	2.9%
David G. Kelly(6)	40,250	*
Shahzad Malik, M.D.(7)	2,890,085	1.6%
All current executive officers and directors as a group (9 persons)(8)	9,273,850	5.0%
Principal Shareholders(9)	-	-

* less than 1%

(1) Consists of (a) 322,008 shares beneficially owned by Mr. Fishman, and (b) 244,247 shares issuable to Mr. Fishman pursuant to share options exercisable within 60 days of April 23, 2021.

(2) Consists of (a) 256,355 shares beneficially owned by Dr. Dunne, (b) 40,862 shares issuable to Dr. Dunne pursuant to share options exercisable within 60 days of April 23, 2021, and (c) 46,155 shares issuable to Dr. Dunne pursuant to warrants exercisable within 60 days of April 23, 2021.

(3) Consists of (a) 28,632 shares beneficially owned by Ms. Matthews, and (b) 47,266 shares issuable to Ms. Matthews pursuant to share options exercisable within 60 days of April 23, 2021.

(4) Consists of (a) 6,154 shares beneficially owned by Mr. Ahrens, and (b) 19,671 shares issuable to Mr. Ahrens pursuant to share options exercisable within 60 days of April 23, 2021.

(5) Consists of (a) 5,703 shares beneficially owned by Mr. Hunt, and (b) 11,241 shares issuable to Mr. Hunt pursuant to share options exercisable within 60 days of April 23, 2021; and (c) (i) 1,071,688 shares reported as beneficially owned by New Leaf Venture III, L.P. (“NLV-III”), New Leaf Venture Associates III, L.P. (“NLVA-III LP”) and New Leaf Venture Management III, L.L.C. (“NLVM-III LLC”), of which each such entity reports sole voting power with respect to 1,071,688 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 1,071,688 shares and shared dispositive power with respect to zero shares, (ii) 384,615 shares held by New Leaf Biopharma Opportunities II, L.P. (“NBPO-II”), New Leaf BPO Associates II, L.P. (“NBPO-IIA”) and New Leaf BPO Management II, L.L.C. (“NBPO-IIM”), of which each such entity reports sole voting power with respect to 384,615 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 384,615 shares and shared dispositive power with respect to zero shares, and (iii)  2,839,895 shares issuable to NLV-III and 1,018,658 shares issuable to NBPO-II on exchange of the Exchangeable Notes held by them and exchangeable within 60 days of April 23, 2021 (assuming physical settlement).  NLVA-III LP is the general partner of NLV-III and NLVM-III LLC is the general partner of NLVA-III LP. NBPO-IIA is the general partner of NBPO-II and NBPO-IIM is the general partner of NBPO-IIA. Mr. Hunt, a member of our board of directors, and Vijay K. Lathi are individual managers of NLVM-III LLC and individual managers of NPBO-IIM, and as a result may be deemed to have shared power to vote and dispose of these shares.  The address for each of the reporting persons other than Vijay K. Lathi is c/o New Leaf Venture Partners, 420 Lexington Avenue, Suite 408, New York, NY 10170. The address for Vijay K. Lathi is c/o New Leaf Venture Partners, 2730 Sand Hill Road, Suite 110, Menlo Park, CA 94025. We obtained certain of the information regarding beneficial ownership of these shares from Schedule 13D/A that was filed with the SEC on February 12, 2021.

(6) Consists of (a) 37,108 shares beneficially owned by Mr. Kelly and (b) 3,142 shares issuable to Mr. Kelly pursuant to share options exercisable within 60 days of April 23, 2021.

(7) Consists of (a) 30,912 shares issuable to Dr. Malik pursuant to share options exercisable within 60 days of April 23, 2021; and (b) (i) 868,161 shares reported as beneficially owned by Advent Life Sciences LLP, Advent Life Sciences Fund II LP and Shahzad Malik, M.D., of which each such reporting person reports sole voting power with respect to zero of these shares, shared voting power with respect to all 868,161 of these shares, sole dispositive power with respect to zero of these shares and shared dispositive power with respect to all 868,161 of these shares, and (ii) 68,167 shares issuable to Advent Life Sciences LLP and 1,922,845 shares issuable to Advent Life Sciences Fund II LP, on exchange of the Exchangeable Notes held by them and exchangeable within 60 days of April 23, 2021 (assuming physical settlement). Advent Life Sciences LLP is the general partner of Advent Life Sciences Fund II LP. Dr. Malik, a member of our board of directors, is a general partner of Advent Life Sciences LLP. The address for each of the reporting persons is 158-160 North Gower Street, London, NW1 2ND, United Kingdom. We obtained certain of the information regarding beneficial ownership of these shares from Schedule 13D/A that was filed with the SEC on February 10, 2021.

(8) Includes (a) 2,980,789 shares held by the current directors and executive officers, (b) 397,341 shares issuable to the current directors and executive officers pursuant to share options exercisable within 60 days of April 23, 2021, (c) 46,155 shares issuable to the current directors pursuant to warrants exercisable within 60 days of April, 2021, and (d) 5,849,565 shares issuable to affiliates of current directors on exchange of the Exchangeable Notes within 60 days of April 23, 2021 (assuming physical settlement).

(9) To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of our ordinary shares as of April 23, 2021.

Management and CORPORATE GOVERNANCE matters

Board of Directors

Our business and affairs are managed under the direction of our board of directors.  Our Articles of Association (the “Articles of Association”) provide that the number of directors shall not be less than two (2) or more than thirteen (13), with the exact number to be determined by the board.  Our board currently consists of eight (8) members divided among three classes with staggered three-year terms as follows:

(1)	Class I, whose members are Mark Chin and David G. Kelly. The terms of the Class I directors will expire at our 2022 annual meeting of shareholders;

(2)	Class II, whose members are Beth Hecht, Shahzad Malik, M.D. and Brenton K. Ahrens. The terms of the Class II directors will expire at our 2023 annual meeting of shareholders; and

(3)	Class III, whose members are Corey N. Fishman, Ronald M. Hunt and Michael W. Dunne. The terms of the Class III directors will expire at the AGM.

On April 20, 2021, our board of directors accepted the recommendation of the nominating and corporate governance committee and voted to nominate Corey N. Fishman, Ronald M. Hunt and Michael W. Dunne for election at the AGM for a term of three years to serve until the 2024 annual meeting of shareholders subject to their earlier death, resignation, retirement, disqualification or removal.

Continuing Members of and Current Members who are Nominated for Election to our Board of Directors

Set forth below are the names of each continuing member of, and current members who are nominated for election to, our board of directors, their ages, their principal occupation and business experience for at least the past five years and the names of other public companies of which each director has served as a director during the past five years in each case as of April 23, 2021.  Additionally, set forth below is information about the specific experiences, qualifications, attributes or skills that led our board of directors to the conclusion on suitability of each person to serve as a director.

Name	Age	Position
Corey N. Fishman	56	Director, Chief Executive Officer
Brenton K. Ahrens(2) (3)	58	Director
Mark Chin(1)(2)	39	Director
Michael W. Dunne	61	Director
Beth P. Hecht (1) (2)	57	Director
Ronald M. Hunt(1)(3)	56	Director
David G. Kelly(2)(3)	60	Director
Shahzad Malik, M.D.(1)(3)	54	Director

(1)	Member of the compensation committee.

(2)	Member of the audit committee.

(3)	Member of the nominating and corporate governance committee.

Corey N. Fishman has served as our Chief Executive Officer and member of our board of directors since November 2015. From August 2010 to February 2015, Mr. Fishman served as chief operating officer of Durata Therapeutics, Inc., a pharmaceutical company acquired by Actavis plc, a pharmaceutical company, and he also served as chief financial officer of Durata Therapeutics, Inc., from June 2012 to February 2015. From 2008 to 2010, Mr. Fishman served as chief financial officer of GANIC Pharmaceuticals, Inc., a pharmaceutical company. From 2002 to 2008, Mr. Fishman served in a variety of roles at MedPointe Healthcare, Inc., a specialty pharmaceutical company acquired by Meda AB, including as chief financial officer from 2006 to 2008. Mr. Fishman previously served on the board of directors of Momenta Pharmaceuticals, Inc., a biotechnology company, from September 2016 until June 2020 and BioSpecifics Technology Corporation, a biopharmaceutical company, from April 2020 until its acquisition by Endo

International plc in December 2020.  Mr. Fishman holds a B.A. in economics from the University of Illinois at Urbana-Champaign and an M.S.M. in finance from the Krannert School of Management at Purdue University. We believe Mr. Fishman is qualified to serve on our board of directors due to his role as a founder of our Company, his deep knowledge of our Company and his extensive background in the pharmaceutical industry.

Brenton K. Ahrens has served as a member of our board of directors since November 2015. Since 1999, Mr. Ahrens has served as a general partner with Canaan Partners LLP, a venture capital firm. Prior to joining Canaan Partners, Mr. Ahrens worked in both commercial and technical roles at General Surgical Innovations, a biotechnology company, Ethicon (J&J), a medical device company, and IAP Research, an engineering company. Mr. Ahrens previously served on the board of directors of Durata Therapeutics, Inc. from December 2009 until its acquisition by Actavis, plc in October 2014, and continues to serve on a number of other private pharmaceutical and healthcare company boards. Mr. Ahrens holds a B.S. and an M.S. in mechanical engineering from the University of Dayton and an M.B.A. from the Tuck School of Business at Dartmouth College. We believe Mr. Ahrens is qualified to serve on our board of directors due to his investment experience, including service on the boards of directors of other healthcare companies.

Mark Chin has served as a member of our board of directors since May 2017. From August 2016 to April 2020, Mr. Chin served as an investment manager at Arix Bioscience plc, a life science investment company. From September 2012 to July 2016, Mr. Chin served as a principal at Longitude Capital LLC, a healthcare venture capital firm. From January 2011 to September 2012, Mr. Chin served as a consultant with the Boston Consulting Group. Mr. Chin currently serves on the board of Harpoon Therapeutics, Inc., a clinical-stage immunotherapy company and Imara, Inc., a clinical stage hematology company.  Mr. Chin has a B.S. in management science from the University of California at San Diego, an M.B.A. from the Wharton School at the University of Pennsylvania and an M.S. in biotechnology from the University of Pennsylvania. We believe Mr. Chin is qualified to serve on our board of directors due to his investment experience in biotechnology and medical technology industries.

Michael W. Dunne has served as a member of our board of directors since December 2020.  Since December 2020 Dr. Dunne has served as the chief medical officer at the Gates Medical Research Institute. Previously, Dr. Dunne served as our chief scientific officer from November 2015 to December 2020. From November 2014 until September 2015, Dr. Dunne was vice president of research and development at Actavis. From September 2010 to October 2014, Dr. Dunne served as chief medical officer of Durata Therapeutics, Inc., where he previously served as acting chief medical officer on a consulting basis from December 2009 to September 2010. From 1992 to 2009, Dr. Dunne served in a variety of roles in connection with the clinical development of numerous infectious disease compounds at Pfizer Inc., a biopharmaceutical company, including as the vice president, therapeutic area head of development for infectious disease from 2001 to 2009. Dr. Dunne served as a member of the board of directors of Aviragen Therapeutics, Inc, a biotechnology company from 2015 to 2018. Dr. Dunne holds a B.A. in economics from Northwestern University and an M.D. from the State University of New York Health Sciences Center. He completed his internal medicine residency and fellowships in infectious diseases and pulmonary medicine at Yale University School of Medicine.  We believe Dr. Dunne is qualified to serve on our board of directors due to his role as co-founder of the Company, his deep knowledge of our Company and his extensive background and medical experience in infectious disease.

Beth P. Hecht has served as a member of our board of directors since March 2021.  Since January 2019, Ms. Hecht has served as senior vice president, general counsel and corporate secretary of Xeris Pharmaceuticals, Inc., a speciality pharmaceutical company.  From October 2012 to December 2018, Ms. Hecht served as managing director and chief legal and administrative officer for Auven Therapeutics Management L.L.P., a global biotechnology and pharmaceutical private equity firm. Ms. Hecht is also a member of the board of directors of Aytu BioScience, Inc., a pharmaceutical company.  Ms. Hecht previously served on the board of directors of Neos Therapeutics, Inc. a pharmaceutical company, from September 2015 until its acquisition by Aytu in March 2021. Ms. Hecht is a graduate of Amherst College and Harvard Law School and started her career as an attorney specializing in intellectual property and corporate transactions at Willkie Farr & Gallagher (New York) and then Kirkland & Ellis (New York).  We believe Ms. Hecht is qualified to serve on our board of directors due to her extensive experience in the pharmaceutical industry and her service on the boards of directors of other pharmaceutical companies.

Ronald M. Hunt has served as a member of our board of directors since November 2015. Since 2005, Mr. Hunt has served as a managing director and member of New Leaf Venture Partners, L.L.C., a venture capital firm. Previously, Mr. Hunt served at the Sprout Group, a venture capital firm and was a consultant with consulting firms Coopers &

Lybrand Consulting and The Health Care Group. Mr. Hunt also previously served in various sales and marketing positions at Johnson & Johnson and SmithKline Beecham Pharmaceuticals. Mr. Hunt currently serves as a board member of Harpoon Therapeutics, Inc., a clinical-stage immunotherapy company, and on the boards of a number of private pharmaceutical and healthcare companies.  Mr. Hunt previously served on the board of directors of Neuronetics, Inc. from 2015 to May 2019. Mr. Hunt holds a B.S. from Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe Mr. Hunt is qualified to serve on our board of directors due to his investment experience, his experience in the pharmaceuticals industry and his service on the boards of directors of other biopharmaceutical companies.

David G. Kelly has served as a member of our board of directors since August 2016. From September 2014 to January 2020, Mr. Kelly served as the executive vice president, Ireland of Horizon Therapeutics, plc, a biopharmaceutical company. Mr. Kelly served as managing director, Ireland of Horizon Therapeutics, plc until July 2018. From February 2012 to September 2014, Mr. Kelly served as chief financial officer of Vidara Therapeutics Inc., a pharmaceutical company. From May 2005 to January 2012, Mr. Kelly served as chief financial officer of AGI Therapeutics plc, a pharmaceutical company. Mr. Kelly also served as senior vice president, finance and planning of Warner Chilcott plc (formerly Galen Holdings plc), a pharmaceutical company listed on the London Stock Exchange (LSE). In addition, Mr. Kelly held roles at Elan Corporation, a pharmaceutical company, and KPMG.  Mr. Kelly holds a B.A. in economics from Trinity College, Dublin and is also a member of the Institute of Chartered Accountants in Ireland (ACA). We believe Mr. Kelly is qualified to serve on our board of directors due to his experience as a senior executive, particularly within the life science industry, including his experience in finance.

Shahzad Malik, M.D. has served as a member of our board of directors since May 2017. Since 1999, Dr. Malik has served as a general partner at Advent Life Sciences LLP, a venture capital firm. Prior to joining Advent, Dr. Malik spent six years practicing medicine before joining the London office of McKinsey & Company, a management consulting firm. Dr. Malik currently serves on the board of directors of Acutus Medical Inc., an arrhythmia management company.  Dr. Malik previously served on the boards of directors of Conatus Pharmaceuticals Inc., a pharmaceutical company, from  February 2009 to December 2016, Agenus Inc., a biotechnology company, from February 2014 to June 2017, Aravive, Inc. (formerly Versartis, Inc.), a biopharmaceutical company, from February 2011 to January 2020, and Axonics Modulation Technologies, Inc., a medical technology company, from December 2015 to April 2019. Dr. Malik continues to serve on the boards of directors of a number of other private pharmaceutical and healthcare company boards. Dr. Malik holds an M.A. from Oxford University and an M.D. from Cambridge University. He subsequently specialized in interventional cardiology while also pursuing research interests in heart muscle disorders both in the clinic and basic science laboratory. We believe Dr. Malik is qualified to serve on our board of directors due to his experience practicing medicine and his investment experience.

Former Members of our Board of Directors During 2020 and 2021

James I. Healy, M.D., Ph.D. served as a member of our board of directors from November 2015 to February 12, 2020 and as a member of our compensation committee from February 2016 to February 12, 2020, when he stepped down as a director due to commitments outside of our Company.

Patrick J. Heron served as a member of our board of directors from November 2015 to March 12, 2021 and as a member of our Nominating and Corporate Governance Committee from September 2017 to March 11, 2021.

Composition of the Board of Directors and Meetings

As outlined above, our Articles of Association provide that the number of directors shall not be less than two (2) or more than thirteen (13), with the exact number to be determined by the board, currently eight (8).

Under the Irish Companies Act 2014, and notwithstanding anything contained in our Articles of Association or in any agreement between us and any director, our shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term, at a meeting held on no less than 28 days' notice and at which the director is entitled to be heard.  Our Articles of Association also provide that the office of a director will be vacated in certain circumstances including if the director resigns his or her office by notice in writing or is requested to resign in writing by not less than a majority of the other directors.    Under our Articles of Association, our board of directors has the authority to appoint directors to the board either to fill a vacancy or as an additional director. If the board fills a vacancy, the director will hold this position as a director for a term that will coincide with the remaining term of the relevant class of director.

Board Determination of Independence

Applicable rules of The Nasdaq Stock Market, or Nasdaq, require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that within one year of the date of the completion of an initial public offering, all the members of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act.  Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In order to be considered independent for purposes of Rule 10C-1 under the Exchange Act, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2021, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director.  Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Mr. Ahrens, Mr. Chin,  Ms. Hecht, Mr. Hunt, Mr. Kelly or Dr. Malik, representing six of our eight current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules.  Mr. Fishman is not an independent director under Rule 5605(a)(2) because he is our President and Chief Executive Officer. Dr. Dunne is not an independent director under Rule 5605(a)(2) because he was an employee of the Company during the prior three years and currently provides consultancy services to a wholly owned subsidiary of the Company pursuant to a consultancy agreement entered into with that subsidiary in February 2021.  Our board of directors has also determined that Messrs. Kelly, Ahrens and Chin and Ms. Hecht, who comprise our audit committee, Messrs. Hunt and Chin, Ms. Hecht and Dr. Malik, who comprise our compensation committee, and Messrs Hunt, Ahrens and Kelly and Dr. Malik, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and Nasdaq.  In making such determination, our board of directors considered the relationships that each such non-employee director has with our Company, including the transactions described below in “Certain Relationships and Related Party Transactions”,  and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our shares by each non-employee director as described above in “Share Ownership of Certain Beneficial Owners and Management”.

Meetings of the Board of Directors

Our board holds at least four regular meetings each year.  Directors are expected to attend all meetings of the board and any committees on which they serve.

Our Articles of Association provide that each director and the auditors are entitled to attend and speak at any general meetings of shareholders of the Company.   Seven (7) of our directors attended our annual general meeting of shareholders in 2020.

Our board of directors met nine (9) times and acted by written consent three (3) times during 2020.  During 2020, no incumbent directors attended less than 75% of the aggregate of (i) the total number of meetings of the board and (ii) the total number of meetings of committees of the board on which he served, if any.

Board Leadership Structure

Brenton Ahrens, an independent director under applicable Nasdaq rules, currently serves as chairman of our board.  Mr. Ahrens’ duties as chairman of the board include determining the frequency and length of board meetings, recommending when special meetings of the board should be held, preparing or approving the agenda for each board meeting, chairing meetings of the board and of our independent directors, meeting with any director who is not adequately performing his or her duties as a member of the board or any committee of the board, facilitating communications between management and the board of directors, and assisting with other corporate governance matters.  Our board of directors believes that separating the duties of the chairman of the board from the duties of our chief executive officer enhances the board’s oversight of, and independence from, management, while also allowing our chief executive officer to focus on our day-to-day business operations instead of board administration.

Committees of our Board of Directors

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operates under a charter that has been approved by our board of directors.  The charters for each of these committees are available on our website at www.iterumtx.com.

Audit Committee

Our audit committee consists of David G. Kelly, Brenton K. Ahrens, Mark Chin and Beth P. Hecht. Ms. Hecht joined the audit committee in March 2021.  The chairperson of our audit committee is Mr. Kelly. The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our audit committee include:

•	recommending a qualified firm to serve as the independent registered public accounting firm to audit our financial statements to the board of directors;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	reviewing, upon completion of the audit, the Irish Statutory Financial Statements proposed to be filed with our annual return at the Irish Companies Registration Office;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing related party transactions;

•

coordinating the board of directors’ oversight of our internal controls over financial reporting, including discussing with management and the independent registered public accounting firm the integrity of our financial reporting processes and internal controls;

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services to be performed by the independent registered public accounting firm; and
•

supporting the board in minimizing the risks related to invested capital and ensuring that management administer the Company’s investment portfolio in accordance with the guidelines set out in the corporate investment policy.

Our board of directors has determined that Messrs. Kelly, Ahrens and Chin and Ms. Hecht each satisfy the independence standards for such committees established by the SEC and the Nasdaq Stock Market.

Our board of directors has determined that Mr. Kelly is an “audit committee financial expert” within the meaning of SEC regulations. Our board of directors has also determined that each member of our audit committee has the requisite financial expertise required under the applicable requirements of the Nasdaq Stock Market. In arriving at this determination, the board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee met four (4) times and acted by written consent one (1) time in 2020.

Compensation Committee

Our compensation committee consists of Ronald M. Hunt, Mark Chin, Shahzad Malik, M.D and Beth P. Hecht. Ms. Hecht joined the compensation committee in March 2021.  The chairperson of our compensation committee is Mr. Hunt.  James I. Healy, M.D., Ph.D. was a member of our compensation committee until he stepped down as a director in February 2020 due to commitments outside of our Company.

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our compensation committee include:

•	reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;

•	reviewing and recommending to our board of directors the compensation of our directors;

•	reviewing and approving, or recommending that our board of directors approve, the terms of compensatory arrangements with our executive officers;

•	administering our share and equity incentive plans and delegating authority to subcommittees;

•	selecting independent compensation consultants, legal counsel or other advisors;
•

reviewing and approving, or recommending that our board of directors approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers; and

•	reviewing and making recommendations to our board of directors regarding incentive compensation and equity plans.

Our compensation committee met four (4) times and acted by written consent one (1) time in 2020.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Ronald M. Hunt, Brenton K. Ahrens, David G. Kelly and Shahzad Malik, M.D. The chairperson of our nominating and corporate governance committee is Mr. Hunt. Mr Ahrens joined the nominating and governance committee in March 2021.  Patrick J. Heron was a member of the nominating and corporate governance committee until March 11, 2021.

Specific responsibilities of our nominating and corporate governance committee include:

•	reviewing periodically and evaluating director performance on our board of directors and its applicable committees, and recommending to our board of directors and management areas for improvement;

•	interviewing, evaluating, nominating and recommending individuals for membership on our board of directors;

•	administering the process outlined in our Articles of Association concerning shareholder nominations for director candidates;

•	reviewing developments in corporate governance practices;

•	overseeing and reviewing our processes and procedures to provide information to our board of directors and its committees;

•	overseeing succession planning for senior executives; and

•	reviewing and recommending to our board of directors any amendments to our corporate governance policies.

Our nominating and corporate governance committee met one (1) time in 2020.

Board Processes

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees.  Our management is responsible for risk management on a day-to-day basis.  The role of our board and its committees is to oversee the risk management activities of management.  They fulfil this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.  In general, our board oversees risk management activities relating to business strategy, acquisitions, capital raising and allocation, organizational structure and certain operations risks including cybersecurity; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our nominating and corporate governance committee oversees risk management activities relating to board composition; and our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning.  Each committee reports to the full board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate.  In addition, since risk issues often overlap, committees from time to time request that the full board discuss such risks.

Director Nomination Process

Generally, the board will be responsible for nominating directors for election to the board by the Company’s shareholders at the annual meeting of shareholders and the persons to be elected by the board to fill any vacancies on the board. The nominating and corporate governance committee is responsible for identifying, reviewing and evaluating and recommending to the board candidates to serve as directors of the Company, in accordance with its charter and consistent with the criteria set by the board in our corporate governance guidelines described below under

“Corporate Governance Guidelines”.  The board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having high personal integrity and ethics. In making such recommendations, the nominating and corporate governance committee shall consider candidates proposed by the Company’s shareholders and shall review and evaluate information available to it regarding such candidates and shall apply the same criteria and shall follow substantially the same process in considering them, as it does in considering other candidates.    Shareholders may nominate individuals as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the nomination, including the number of ordinary shares owned by such shareholder or group of shareholders, in writing to the nominating and corporate governance committee, c/o Secretary, Iterum Therapeutics plc, Block 2 Floor 3 Harcourt Centre, Harcourt Street, Dublin 2, Ireland.    The nominating and corporate governance committee will evaluate shareholder-recommended candidates by following substantially the same process outlined above.

The nominating and corporate governance committee shall also administer the process outlined in our Articles of Association concerning shareholder nominations for director candidates.  Shareholders must follow the formal procedures described in our Articles of Association and in “Shareholder Proposals for 2022 Annual General Meeting of Shareholders” below in connection with any such nomination.

The nominating and corporate governance committee has not adopted a formal diversity policy but will consider issues of diversity among its members in identifying and considering nominees for director as well as age, skill and such other factors as it deems appropriate given the current needs of the board and the Company, to maintain a balance of knowledge, experience and capability.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interest of our Company and shareholders.  The guidelines provide that:

•	the core responsibility of our board is to provide oversight of, and strategic guidance to management;

•	the board will be composed of not less than a majority of independent directors, subject to any exceptions permitted by Nasdaq listing standards;

•	the independent directors of the board will meet periodically in executive session at least two times per year or such greater number as required by the Nasdaq listing standards;

•	board members have complete and open access to our management; and

•	the nominating and corporate governance committee will conduct an annual self-evaluation to determine whether the board and its committees are functioning effectively.

A copy of the Corporate Governance Guidelines is publicly available on our website at www.iterumtx.com.

Shareholder Communications to the Board of Directors

Shareholders who have questions or concerns should contact our Investor Relations department at +1 312 778 6073 or by email to IR@iterumtx.com.   Shareholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to Board of Directors c/o Secretary, Iterum Therapeutics plc, Block 2 Floor 3 Harcourt Centre, Harcourt Street, Dublin 2. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.  Communications will be forwarded to other directors if they relate to substantive matters that the chairman of our board, in consultation with legal counsel, considers appropriate for attention by the other directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which we receive repetitive or duplicative communications.

Compensation Committee Interlocks and Insider Participation

During 2020, the members of our compensation committee were Ronald M. Hunt (Chairman), Mark Chin, James I. Healy, M.D., Ph.D. (into February 2020), and Shahzad Malik, M.D. No member of our compensation committee is, or has ever been, an officer or employee of our Company. None of our executive officers serve, or have served during the last year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our compensation committee.

Executive Officers

The following table sets forth information regarding our executive officers as of April 23, 2021:

Name	Age	Position
Corey N. Fishman	56	Director, Chief Executive Officer
Judith M. Matthews	51	Chief Financial Officer

In addition to the biographical information for Mr. Fishman, which is set forth above, set forth below is certain biographical information about Ms. Matthews:

Judith M. Matthews has served as our Chief Financial Officer since November 2015. From 2012 to February 2015, Ms. Matthews served as vice president of finance at Durata Therapeutics, Inc. From 2009 to 2012, Ms. Matthews served as head of financial planning & analysis at Bally Total Fitness Corporation, a fitness club chain. From 2004 to 2008, Ms. Matthews served as vice president of finance for the Sterno Group, a subsidiary of Blyth, Inc., a home products company. Ms. Matthews holds a B.A. in accounting from the University of Illinois at Urbana-Champaign and a Master of Management in finance and marketing from the Kellogg School of Management at Northwestern University.

Former Executive Officers

Michael W. Dunne, M.D. served as our Chief Scientific Officer from November 2015 to December 21, 2020 when he resigned as an employee of the Company.  Following his resignation as Chief Scientific Officer, Dr. Dunne was elected to the Company’s board of directors effective as of December 22, 2020.

executive officer and director compensation

The following discussion provides details of the compensation and other benefits paid by us and our subsidiaries to certain executive officers for services provided for the years ended December 31, 2020 and 2019 and to the members of our board of directors for services provided for the year ended December 31, 2020.

Executive and Director Compensation Processes

Our executive compensation program is administered by our compensation committee, subject to oversight by our board of directors.  Our compensation committee reviews our executive compensation practices on an annual basis and approves, or recommends for approval by the board, the compensation of the Company’s executives.

Our compensation committee periodically reviews and makes recommendations to the board of directors with respect to director compensation.

In February 2020, at the direction of our compensation committee, our Company retained Coda Advisors LLC, or Coda, as an independent compensation consultant to provide comparative data on executive compensation practices in our industry and to provide advice to the compensation committee in relation to our executive compensation program for the year ended December 31, 2020 generally, including advice and recommendations on the amounts and forms of executive compensation. While Frederic W. Cook & Co., Inc. provided in the past and Coda currently provides advice to the Company and the compensation committee in relation to such compensation practices, the compensation committee ultimately makes its own decisions with regard to our executive and director compensation programs.

For the year ended December 31, 2020, the compensation committee reviewed information regarding the independence and potential conflicts of interest of Coda, taking into account, among other things (i) the provision of other services to the Company by Coda; (ii) the amount of fees received by Coda from the Company as a percentage of its total revenue; (iii) Coda’s policies and procedures to prevent conflicts of interest; (iv) any business or personal relationships that Coda has with any member of the compensation committee; (v) any shares held by Coda in the Company; and (vi) any business or personal relationship Coda or Coda employees have with any executive officers of the Company.  Based on this review, the compensation committee concluded that the engagement did not raise any conflict of interest.

Executive Officer Summary Compensation Table

The following table provides details of the compensation and other benefits paid or accrued by us and our subsidiaries to our named executive officers for the year ended December 31, 2020, including our President and Chief Executive Officer and our two next most highly compensated executive officers, Mr. Michael W. Dunne M.D., our former Chief Scientific Officer, and Ms. Judith M. Matthews, our Chief Financial Officer, for services provided for the years ended December 31, 2020 and 2019:

Name and Principal Position	Year Ended December 31,	Salary ($)	Bonus(1) ($)	Share Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Corey N. Fishman	2020	561,008	190,561	681,725	—	315,150	4,902	1,753,346
President and Chief Executive Officer	2019	551,138	—	123,150	561,000	151,841	4,902	1,392,031
Michael W. Dunne, M.D.	2020	411,717	126,612	325,600(5)	—	—	23,347(6)	887,276
Former Chief Scientific Officer	2019	402,794	—	73,890	317,900	81,000	7,524	883,108
Judith M. Matthews	2020	365,727	104,467	254,375	—	133,494	2,450	860,513
Chief Financial Officer	2019	356,417	—	32,840	112,200	62,475	1,161	565,093

(1) The amounts reported in the "Bonus" column reflect discretionary cash bonuses paid to our executive officers to incentivise the continued dedication of executives during 2020.

(2) The amounts reported do not reflect the amounts actually received by our executive officers. Instead, these amounts reflect the aggregate grant date fair values of performance restricted share units and share options granted to our executive officers during the years ended December 31, 2020 and 2019, respectively, as computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our executive officers who have received options will only realize compensation with regard to these options to the extent the trading price of our ordinary shares is greater than the exercise price of such options.

(3) Amount represents cash bonuses earned for the 12-month periods ending December 31, 2020 and 2019, respectively. Amounts disclosed for the year ended December 31, 2020 exclude payments made in 2020 for 2019 bonuses. Amounts disclosed for the year ended December 31, 2019 exclude payments made in 2019 for 2018 bonuses.

(4) Includes the dollar value of life insurance premiums paid by the company for the benefit of such executive.

(5) Dr. Dunne's employment terminated in December 2020. Pursuant to the terms of the applicable equity awards made to Dr. Dunne and the subsequent share award letter entered into in February 2021, certain of Dr. Dunne's awards ceased vesting as of his termination date in December 2020 and certain of his awards continued vesting pursuant to the terms of the share award letter.

(6) Pursuant to the terms of the share award letter between the Company and Dr. Dunne, Dr. Dunne's option for 41,587 ordinary shares, of which 7,798 shares were unvested as of his termination date in December 2020, was fully accelerated and deemed to be vested in full as of such termination date.  The amount reported reflects the "spread" between the exercise and market price as of December 31, 2020 of such accelerated option as well as accrued but unused vacation time of $15,850 paid to Dr. Dunne on termination of his employment in December 2020.

Narrative Disclosure to Executive Officer Summary Compensation Table

Base Salary

During the year ended December 31, 2020, we paid base salaries of $561,008 to Mr. Fishman, $411,717 to Dr. Dunne and $365,727 to Ms. Matthews. During the year ended December 31, 2019, we paid base salaries of $551,138 to Mr. Fishman, $402,794 to Dr. Dunne and $356,417 to Ms. Matthews.

In December 2020, our compensation committee approved, consistent with the recommendations of the compensation committee’s independent compensation consultant, Coda, an increase to the base salaries of Mr. Fishman and Ms. Matthews effective January 1, 2021 as follows: $573,000 for Mr. Fishman, and $381,410 for Ms. Matthews.

None of the named executive officers are currently party to any employment arrangements that provide for automatic or scheduled increases in base salary.

Non-Equity Incentive Plan Compensation

Our named executive officers participate in a cash bonus program which is tied to the achievement of strategic and corporate goals of the Company, which are approved annually by our compensation committee.   Our compensation committee determines the amount of these bonuses, if any, based on its assessment of the named executive officers’ performance and that of the Company against goals established annually.

Under their respective employment agreements, the annual target bonus for 2020 for Mr. Fishman was 55% of his current base salary, the annual target bonus for Dr. Dunne was 40% of his current base salary and the annual target bonus for Ms. Matthews was 35% of her current base salary.

At the beginning of each year, our compensation committee reviews the accomplishments of the named executive officers as measured against the previous year’s goals, whether each goal had been achieved and the relative weight that should be given to each goal in determining the cash bonus payment for that year.  Based on its review, the compensation committee recommended cash bonus payments of $315,150 to Mr. Fishman and $133,494 to Ms. Matthews with respect to the year ended December 31, 2020.  Dr. Dunne’s employment terminated in December 2020 and, therefore, Dr. Dunne was ineligible for such 2020 annual bonus.  The compensation committee recommended cash bonus payments of $151,841 to Mr. Fishman, $81,000 to Dr. Dunne and $62,475 to Ms. Matthews with respect to the year ended December 31, 2019.

During 2020, the compensation committee also recommended special retention bonus payments for executives of $190,561 to Mr. Fishman, $126,613 to Mr. Dunne and $104,467 to Ms. Matthews to incentivise the continued dedication of executives during 2020.

Equity Incentive Awards

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers and our shareholders.  In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate our executive officers and encourages them to devote their best efforts to our business and financial success.

In March 2021, pursuant to powers delegated to it by the board of directors, our compensation committee approved restricted share units, or RSUs, under our 2018 Plan to our named executive officers. The following number of RSUs were granted to the executive officers for services provided: 430,000 to Mr. Fishman and 200,000 to Ms. Matthews. These RSUs shall vest in the following proportions: (i) 50% on March 11, 2022; and (ii) 50% on March 11, 2023 subject to each named executive officer’s continued provision of services to us on each vesting date.  In March 2021, the compensation committee also approved the grant of share options under the 2018 Plan to the named executive officers to purchase the following number of shares subject to approval by the shareholders of Proposal No. 2 to amend the 2018 Plan to increase the share reserve by 15,000,000 to 19,437,298 shares, which grants shall be effective on the date of such shareholder approval: 5,280,000 to Mr. Fishman and 1,936,000 to Ms. Matthews. 25% of each option will vest on the first anniversary of the date of grant based on each named executive officer’s continued service with us through that date and the remaining 75% is scheduled to vest in equal monthly instalments thereafter subject to each named executive officer’s continued provision of services to us on each vesting date.

In February 2020, pursuant to powers delegated to it by the board of directors, our compensation committee approved the grant of performance restricted stock units, or PSUs, under our 2018 Plan to our named executive officers which are subject to certain performance-based vesting conditions. The following number of PSUs were granted to the executive officers: 335,000 to Mr. Fishman, 160,000 to Dr. Dunne and 125,000 to Ms. Matthews. These PSUs shall vest in the following proportions: (i) 50% upon board certification of the acceptance by the United States Food and Drug Administration, or the FDA, of a New Drug Application, or NDA, provided such event occurs on or before December 31, 2021; and (ii) 50% on the date which is the initial deadline set by the FDA to complete its review of such NDA in accordance with the Prescription Drug User Fee Act, provided such event occurs on or before December 31, 2021 and in each case such executive remains in continued service with us.  50% of these PSUs vested in January 2021 upon board certification of the acceptance by the FDA of an NDA for sulopenem etzadroxil/probenecid, in accordance with their terms.

In January 2019, our compensation committee approved the grant of share options under the 2018 Plan to the named executive officers to purchase the following number of shares, effective on February 15, 2019: 150,000 to Mr. Fishman, 85,000 to Dr. Dunne and 30,000 to Ms. Matthews. 25% of each option vested on February 15, 2020 based on each named executive officer’s continued service with us through that date and the remaining 75% is scheduled to vest in equal monthly instalments thereafter until February 15, 2023 subject to each named executive officer’s continued provision of services to us on each vesting date. Each of the option awards has an exercise price of $5.80 per share, being the closing price on the Nasdaq Global Market on the date of grant.

In January 2019, the compensation committee also approved the grant of PSUs under our 2018 Plan to our named executive officers effective on February 15, 2019 and which are subject to certain performance-based vesting conditions. The following number of PSUs were granted to the executive officers: 15,000 to Mr. Fishman, 9,000 to Dr. Dunne and 4,000 to Ms. Matthews. The vesting of these PSUs is subject to approval of an NDA of ours by the FDA and achievement of our ordinary shares on the Nasdaq Global Market of an average closing price that equals or exceeds $13 over any 20 consecutive trading days (from the period beginning 19 days prior to receipt of NDA approval) at a point in time when the executive remains in continued service with us and provided such events occur on or before December 31, 2021.

Outstanding Equity Awards at December 31, 2020

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2020. All equity awards were granted under our 2015 Equity Incentive Plan and our 2018 Plan.

	Option Awards				Share Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price Per Share ($) (2)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Corey N. Fishman	53,097	12,254(5)	3.30	09/11/2027	—	—
	82,219	45,088(6)	13.00	05/23/2028	—	—
	68,750	81,250(7)	5.80	02/14/2029	—	—
	—	—	—	—	15,000(3)	14,835
	—	—	—	—	335,000(4)	331,316
Michael W. Dunne, M.D. (9)	41,587	—	3.30	09/11/2027	—	—
	49,729	—	13.00	03/23/2021	—	—
	38,958	—	5.80	03/23/2021	—	—
	—	—	—	—	—	—
	—	—	—	—	160,000(4)(8)	158,240
Judith M. Matthews	9,654	2,228(5)	3.30	09/11/2027	—	—
	15,416	8,454(6)	13.00	05/23/2028	—	—
	13,750	16,250(7)	5.80	02/14/2029	—	—
	—	—	—	—	4,000(3)	3,956
	—	—	—	—	125,000(4)	123,626

(1) Pursuant to the equity agreements between the named executive officer and us, the vesting of such named executive officer’s share and option awards will accelerate under certain circumstances as described under the section titled “—Potential Payments Upon Termination or Change in Control" below.  Dr. Dunne’s employment terminated in December 2020. In connection with such termination, the Company entered into a consulting agreement with Dr. Dunne pursuant to which he continued to provide consulting services to the Company. Pursuant to the terms of the applicable equity awards made to Dr. Dunne and the subsequent share award letter entered into in February 2021, certain of Dr. Dunne’s awards ceased vesting as of his termination date in December 2020 and certain of his awards continued vesting pursuant to the terms of the share award letter.

(2) The exercise price per share of the stock options reflects the fair market value per ordinary share on the date of grant.

(3) The awards reported are performance restricted share units for which vesting is subject to approval of an NDA of ours by the FDA and achievement of our ordinary shares on the Nasdaq Global Market of an average closing price that equals or exceeds $13 over any 20 consecutive trading days (from the period beginning 19 days prior to receipt of NDA approval) at a point in time when the executive remains in continued service with us and provided that each such event occurs on or before December 31, 2021.

(4) The awards reported are performance restricted share units for which vesting of 50% of the shares is subject to acceptance of our NDA filing by the FDA and vesting of 50% of the shares is subject to FDA approval of such NDA, and the executive remains in continued service with us and provided that such events occur on or before December 31, 2021

(5) Stock option that vested as to 25% of the shares underlying the option on September 12, 2018 with the remaining shares scheduled to vesting in equal monthly installments thereafter until September 12, 2021, subject to continued service with us through each relevant vesting date.

(6) Stock option that vested as to 25% of the shares underlying the option on May 24, 2019 with the remaining shares scheduled to vesting in equal monthly installments thereafter until May 24, 2022, subject to continued service with us through each relevant vesting date.

(7) Stock option that vested as to 25% of the shares underlying the option on February 15, 2020 with the remaining shares scheduled to vesting in equal monthly installments thereafter until February 15, 2023, subject to continued service with us through each relevant vesting date.

(8) The awards reported are performance restricted share units for which vesting is subject to acceptance of our NDA filing by the FDA and the executive remains in continued service with us and provided that such event occurs on or before December 31, 2021.   On termination of employment, these performance restricted share units continued to be eligible to vest upon the achievement of the performance conditions set out therein on or before September 30, 2021 subject to executive remaining in continued service at that time.

(9)  Dr. Dunne’s employment terminated in December 2020. In connection with such termination, the Company entered into a consulting agreement with Dr. Dunne pursuant to which he continued to provide consulting services to the Company.  Pursuant to the terms of the applicable equity awards made to Dr. Dunne and the subsequent share award letter entered into in February 2021, the share option granted to Dr. Dunne on May 24, 2018, of which 49,729 ordinary shares had vested on the date of termination of his employment (December 21, 2020), was exercisable for a period of 90 days from such date and the remaining unvested shares were cancelled.  The share option granted to Dr. Dunne on February 15, 2019, of which 38,958 ordinary shares had vested on the date of termination of his employment, was exercisable for a period of 90 days from such date, and the remaining unvested shares were cancelled.  9,000 restricted share units granted to Dr. Dunne on February 15, 2019, subject to certain performance conditions, ceased to be eligible to vest from the date of termination of his employment

Employment Agreements with Executive Officers

We have entered into offer letters with each of our named executive officers.  The offer letters generally provide for at-will employment and set forth the executive’s initial base salary, target variable compensation, eligibility for employee benefits, the terms of initial equity grants and in some cases severance benefits on a qualifying termination.  Each of our named executive officers has also executed our standard form proprietary information agreement.  Any potential payment and benefits due upon a termination of employment or change of control of us are further described below.

Corey N. Fishman serves as our President and Chief Executive Officer. On November 18, 2015, Mr. Fishman entered into an offer letter with Iterum Therapeutics US Limited, our indirect wholly owned subsidiary. The offer letter has no specific term and constitutes an at-will employment arrangement.  In 2017, Mr. Fishman’s base salary was $420,000.  On May 2, 2018, Mr. Fishman entered into an amended offer letter, which became effective upon the closing of our initial public offering pursuant to which Mr. Fishman’s base salary became $540,000, and his discretionary annual target performance bonus increased from 50% to 55% of his annual base salary. His base salary was reviewed in January 2019 and increased to $552,150, effective February 1, 2019. His base salary was reviewed in February 2020 and increased to $561,813, effective February 1, 2020. His base salary was reviewed in December 2020 and increased to $573,000, effective January 1, 2021.

Judith M. Matthews serves as our Chief Financial Officer. On November 18, 2015, Ms. Matthews entered into an offer letter with Iterum Therapeutics US Limited, our indirect wholly owned subsidiary. The offer letter has no specific term and constitutes an at-will employment arrangement. In 2017, Ms. Matthew’s base salary was $236,250. Ms. Matthews entered into an amended offer letter, which became effective upon the closing of our initial public offering pursuant to which Ms. Matthews’ base salary became $350,000, and her discretionary annual target performance bonus increased from 25% to 35% of her annual base salary.  Ms. Matthew’s base salary was reviewed in January 2019 and increased to $357,000, effective February 1, 2019. Her base salary was reviewed in February 2020 and increased to $365,727, effective February 1, 2020. Her base salary was reviewed in December 2020 and increased to $381,410, effective January 1, 2021.

Consulting Agreement and Share Award Letter

Michael W. Dunne, M.D. served as our Chief Scientific Officer until he resigned in December 2020. Prior to his termination, Dr. Dunne had an offer letter with Iterum Therapeutics US Limited, our indirect wholly owned subsidiary. The offer letter had no specific term and constituted an at-will employment arrangement. Dr. Dunne’s base salary pursuant to the offer letter was $350,000 and his discretionary annual target performance bonus was 40% of his annual base salary. In 2017, Dr. Dunne’s base salary was $367,500 and in 2018 was $378,525. Dr. Dunne’s base salary was reviewed in January 2019 and was increased to $405,000, effective February 1, 2019. His base salary was reviewed in February 2020 and increased to $412,088, effective February 1, 2020.

Following Dr. Dunne’s resignation in December 2020, in February 2021, our subsidiary, Iterum Therapeutics International Limited (“ITIL”), entered into a consulting agreement with Dr. Dunne for the provision of general support and strategic advice in connection with our NDA. The commencement date for the purposes of the provision of the services pursuant to the consulting agreement is December 22, 2020, and the term ends on September 30, 2021, unless extended by mutual agreement of the parties or terminated in accordance with the terms of the consulting agreement. Either party may terminate the consulting agreement with two months’ notice in writing to the other party. ITIL will pay Dr. Dunne $16,900 per month pursuant to the consulting agreement and Dr. Dunne shall also be entitled to payments in an aggregate amount of up to $220,000 on the achievement of milestones set out in the consulting agreement, for so long as he continues to provide services thereunder on the occurrence of such milestones. In connection with his resignation as Chief Scientific Officer and the entry into the consulting agreement, the compensation committee of the board of directors of the Company approved certain changes to the terms and conditions of the options and restricted share units granted to Dr. Dunne in his capacity as Chief Scientific Officer, as set out in a share award letter issued by the Company to Dr. Dunne on February 17, 2021 and accepted by him on February 21, 2021:

(1)

share option over 41,587 ordinary shares granted to Dr. Dunne on September 12, 2017, of which 7,798 shares underlying the option remained unvested on the date of termination as Chief Scientific Officer (the “Termination Date”), shall be deemed to have vested in full on the Termination Date and be exercisable immediately therefrom until December 31, 2021, subject to the Service Condition (as defined below);

(2)

share option granted to Dr. Dunne on May 24, 2018, of which 49,729 ordinary shares had vested on the Termination Date, may be exercised for a period of 90 days from the Termination Date, and the remaining unvested shares were cancelled;

(3)

share option granted to Dr. Dunne on February 15, 2019, of which 38,958 ordinary shares had vested on the Termination Date, may be exercised for a period of 90 days from the Termination Date, and the remaining unvested shares were cancelled;

(4)	9,000 restricted share units granted to Dr. Dunne on February 15, 2019, subject to certain performance conditions, ceased to be eligible to vest from the Termination Date; and

(5)

160,000 restricted share units granted to Dr. Dunne on March 11, 2020 shall continue to be eligible to vest in accordance with the terms of the restricted share unit award agreement entered into by Dr. Dunne on March 19, 2020, upon the achievement of the performance conditions set out therein on or before September 30, 2021, subject to the Service Condition (as defined below).

The “Service Condition” shall mean that Dr. Dunne’s service to the Company or an affiliate of the Company, whether as director or consultant, is not interrupted or terminated.

Potential Payments Upon Termination or Change in Control

Our agreements with each of our named executive officers provide that upon the termination of his or her employment by us other than for cause, or by the named executive officer with good reason (each as defined in the offer letters), he or she will be entitled to receive the following severance benefits:

•	cash severance equal to a fixed number of months of such executive’s base salary (twelve months in the case of Mr. Fishman and nine months in the case of Ms. Matthews); and

•	Company-paid COBRA premiums for up to 12 months following such executive’s termination date.

If such a qualifying termination occurs within the period beginning one month prior to and ending 12 months following a change of control of us, the cash severance payment entitlement described above will increase to twelve months of her then current base salary in the case of Ms. Matthews, and to eighteen months of his then current base salary in the case of Mr. Fishman. The executives will also be entitled to an additional cash payment equal to a percentage of such executives’ target annual bonus for the year of termination, equal to 100% in the case of Ms. Matthews and 150% in the case of Mr. Fishman. In addition, each of Mr. Fishman and Ms. Matthews’ currently outstanding share awards will accelerate in full.

Each offer letter also contains a “better after-tax” provision, which provides that if any of the payments to such named executive officer constitutes a parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, the payments will either be (i) reduced or (ii) provided in full to the executive, whichever results in the executive receiving the greater amount after taking into consideration the payment of all taxes, including the excise tax under Section 4999 of the Code, in each case based upon the highest marginal rate for the applicable tax.

Payment of any of the severance benefits described above is also conditioned on the named executive officer’s delivery and non-revocation of a general release of claims in our favor.

On March 11, 2020, on recommendation from the compensation committee, our board of directors approved the creation of a carve out plan to reward certain key employees including Mr. Fishman and Ms. Matthews in the event of a change of control.   The aggregate amount payable under the plan will be calculated on a tiered basis based on the upfront consideration payable to us and our equityholders in connection with such change of control, with potential aggregate amounts payable under the plan falling within a range around approximately 2.5% of the upfront consideration.  The other terms of the plan and each executive’s entitlement to participate are to be determined at the time of the change of control transaction.

See above under “—Narrative to Summary Compensation Table—Consulting Agreement and Share Award Letter” for a description of the consulting agreement entered into with Dr. Dunne.  Dr. Dunne received $15,850 for accrued but unused vacation time on termination of his employment in December 2020.  Dr. Dunne did not receive any severance benefits described above in connection with the termination of his employment.

Director Compensation – Summary Compensation Table

The following table shows the total compensation paid or accrued by us and our subsidiaries during the year ended December 31, 2020 to each of our current and former non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards $ (1)(2) ($)	Total ($)
Brenton K. Ahrens	10,625	—	10,625
Mark Chin	12,125	—	12,125
Michael Dunne, M.D. (3)	—	—	—
James Healy (4)	—	—	—
Beth P. Hecht (5)	—	—	—
Patrick J. Heron (6)	9,750	—	9,750
Ronald M. Hunt	12,750	—	12,750
David G. Kelly	57,750	80,000	137,750
Shahzad Malik, M.D.	11,250	—	11,250

(1) The amounts reported do not reflect the amounts actually received by our director. Instead, these amounts reflect the aggregate grant date fair values of stock options granted to our directors during the year ended December 31, 2020, as computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our directors who have received options will only realize compensation with regard to these options to the extent the trading price of our ordinary shares is greater than the exercise price of such options.

(2) The aggregate number of shares subject to outstanding share options  held by each of our non-employee directors as of December 31, 2020 were as follows: Mr. Ahrens: 19,671; Mr. Chin: 0; Dr. Dunne: 0; Dr. Healy: 0; Mr. Heron: 9,836; Mr. Hunt: 11,241; Mr. Kelly: 66,022; and Dr. Malik: 30,912.

(3) Dr. Dunne was appointed as a member of our board of directors as of December 2020.  For the compensation that Dr. Dunne received as our former chief scientific officer, see “—Executive Officer Summary Compensation Table” above.

(4) Dr. Healy resigned as a member of our board of directors as of February 2020.
(5) Ms. Hecht was appointed to the board of directors, effective as of March 2021.
(6) Mr. Heron resigned as a member of our board of directors as of March 2021.

Non-Employee Director Compensation Policy

Under our Non-Employee Director Compensation Policy which was amended and restated, effective March 12, 2021, each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards.   Each director receives an annual base cash retainer of $35,000 for such service, to be paid quarterly. The non-executive chairperson of our board of directors receives an additional annual base cash retainer of $27,500 for such service, to be paid quarterly.

The policy also provides that we compensate the members of our board of directors for service on our committees as follows:

•

The chairperson of our audit committee receives an annual cash retainer of $15,000 for such service, paid quarterly, and each of the other members of the audit committee receives an annual cash retainer of $7,500, paid quarterly.

•

The chairperson of our compensation committee receives an annual cash retainer of $12,000 for such service, paid quarterly, and each of the other members of the compensation committee receives an annual cash retainer of $6,000, paid quarterly.

•

The chairperson of our nominating and corporate governance committee receives an annual cash retainer of $8,000 for such service, paid quarterly, and each of the other members of the nominating and corporate governance committee receives an annual cash retainer of $4,000, paid quarterly.

Beginning with cash retainers earned during 2022, directors may elect to receive share options or restricted share units, or a mixture of both in lieu of the foregoing cash retainers on the date on which such retainers would otherwise have been paid in cash and on the terms and subject to the conditions set forth below with respect to director equity awards, provided that any such election is made no later than December 31 of the calendar year prior to the year that the compensation is earned; and provided further that each such share option and restricted share unit award will vest in full upon the first anniversary of the vesting commencement date, with the vesting commencement date being the first day of each calendar quarter or the date of election to the Board in the case of a newly appointed director.

The policy further provides for the grant of annual equity awards as follows:

•	Each director will receive annual equity awards with a fixed value of $110,000.

•

The equity awards will be granted as a mix of share options and restricted stock units, at such director’s discretion. Each director must determine their mix of equity awards no later than 30 days prior to the applicable grant date.

•	All equity awards will vest on the one-year anniversary of the grant date.

•

The value of a share option to be granted under this policy will be determined using the same method we use to calculate the grant-date fair value of share options in our financial statements, except that no provision will be made for estimated forfeitures related to service-based vesting. The actual number of shares to be granted under a restricted stock unit award under this policy will be determined by dividing the grant date value by a 30-day volume weighted average trading price (ending on the trading day immediately preceding the grant date).

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our board of director and committee meetings.

For 2020, the right to receive an annual equity award upon completion of the 2020 annual general meeting was waived by each of the non-executive directors with the exception of Mr. Kelly.

Risk Considerations in Our Compensation Program

Our compensation committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across our Company.  It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers.  We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our Company.  In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.

Anti-Hedging and Anti-Pledging Policies

We prohibit our directors, officers, and employees from engaging in the following transactions with respect to securities of the Company:

•	short sales;
•	transactions in put or call options
•	hedging transactions;
•	margin accounts;
•	pledges; or
•	other inherently speculative transactions.

equity compensation plans and other benefit plans

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2020.  As of December 31, 2020, we had two equity compensation plans, the 2018 Equity Incentive Plan, or the 2018 Plan, and the 2015 Equity Incentive Plan, or the 2015 Plan, each of which were approved by our shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options(1)	Weighted average exercise price of outstanding options(2)	Number of securities remaining for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	1,936,377	$7.37	2,628,443
Equity compensation plans not approved by shareholders	—	—	—
Total	1,936,377	$7.37	2,628,443

(1) This amount includes 983,000 shares subject to outstanding PSUs, as of December 31, 2020.

(2) The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding PSUs, which have no exercise price.

2018 Plan

Our board of directors initially adopted our 2018 Plan, in March 2018 and our shareholders approved the 2018 Plan in May 2018.  The 2018 Plan was amended and restated in June 2020 following approval by the shareholders of such amendment and restatement.   Our 2018 Plan authorizes the award of incentive stock options that may qualify for favorable tax treatment under U.S. tax laws to their recipients under Section 422 of the Code, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, or SARs, restricted stock, restricted stock units, or RSUs, performance-based awards, and other stock awards, which are collectively referred to as awards. We may grant awards under the 2018 Plan to our employees, including our officers, and employees of our affiliates. A separate sub-plan to the 2018 Plan has been established for the purpose of granting awards to our non-employee directors and consultants and non-employee directors and consultants of our affiliates, which we refer to as the Sub-Plan. The provisions of the 2018 Plan apply in their entirety to any awards made under the Sub-Plan save for certain amendments set out in the Sub-Plan required in the context of awards to non-employee directors and consultants and non-employee directors and consultants of our affiliates, rather than employees,  including references to eligible participants under the Sub-Plan.

As of April 23, 2021, options to purchase 536,589 ordinary shares were outstanding under our 2018 Plan, with a weighted-average exercise price of $7.95 per share. As of April 23, 2021, there were 504,500 ordinary shares to be issued upon vesting of outstanding performance restricted stock units, or PSUs, and 1,198,136 ordinary shares to be issued upon vesting of outstanding RSUs. For a more detailed summary of our 2018 Plan, please refer to Proposal No. 2 of this proxy statement.

2015 Equity Incentive Plan

•

Our board of directors adopted, and our shareholders approved our 2015 Plan in November 2015. The 2015 Plan was amended most recently in May 2017. The 2015 Plan provides for the grant of ISOs, NSOs, restricted stock awards, RSUs, SARs, and other stock awards to our employees, directors and consultants.

•

Since the 2018 Plan became effective, we no longer grant awards under the 2015 Plan. However, any outstanding awards granted under the 2015 Plan remain outstanding, subject to the terms of the 2015 Plan and stock option agreements, until such outstanding options are exercised or until they terminate or expire by their terms.

•

Authorized Shares. As of December 31, 2020, options to purchase 190,110 ordinary shares were outstanding under our 2015 Plan, with a weighted-average exercise price of $3.30 per share. As of December 31, 2019, options to purchase 213,652 ordinary shares were outstanding under our 2015 Plan, with a weighted-average exercise price of $3.31 per share.

•

Plan Administration. Our 2015 Plan may be administered by our board of directors or another duly authorized committee. Our 2015 Plan is currently administered by our compensation committee. Our board of directors or another duly authorized committee has the authority to construe and interpret our 2015 Plan, amend the plan and outstanding awards and make all other determinations necessary or advisable for the administration of the plan, including, but not limited to, repricing options or SARs without prior shareholder approval.

•

Corporate Transactions. Our 2015 Plan provides that in the event of a corporate transaction, each outstanding award will be treated as determined by our board of directors unless otherwise provided in an award agreement or other written agreement between us and the award holder. The board of directors may generally take the same actions as summarized above in connection with awards under the 2018 Plan, and the definition of a corporate transaction under the 2015 Plan is substantially the same as such defined term in the 2018 Plan.

•

Transferability. Awards granted under our 2015 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as otherwise determined by our compensation committee or under the terms of our 2015 Plan or an applicable award agreement.

•

Plan Amendment or Termination. Our board of directors or another duly authorized committee has the authority to amend, suspend, or terminate our 2015 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision insurance plans, in each case on the same basis as all of our other full-time employees.

401(k) Plan

We maintain a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits on contributions under the Code. The Company is required to contribute a deferral rate of up to 3% to the 401(k) plan on behalf of certain employees. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.  The Company historically made discretionary contributions to the 401(k) Plan for the benefit of certain employees excluding executive officers.

Limitation on Liability and Indemnification of Directors and Officers

Our Articles of Association, and indemnification agreements with our board of directors and executive officers provide for indemnification for our directors and officers.

Rule 10b5-1 Sales Plans

Certain of our executive officers have adopted, and our directors and officers may in the future adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell ordinary shares on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer generally may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may generally buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material non-public information, subject to compliance with the terms of our insider trading policy.

report of THE audit committee

In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2020, the audit committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and KPMG, our independent registered public accounting firm;

•

discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) in accordance with Auditing Standard No. 1301, Communications with Audit Committees, and the SEC;

•

received the written disclosures and the letter from KPMG regarding its independence as required by applicable requirements of the PCAOB regarding KPMG’s communications with the audit committee and has discussed with KPMG their independence; and

•	considered the status of other areas of oversight relating to the financial reporting and audit process that the audit committee determined appropriate.

Based on the foregoing, the audit committee recommended to the board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

Audit Committee

David G. Kelly (Chairman)

Brenton K. Ahrens

Mark Chin

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and holders of more than ten percent of our ordinary shares, to file with the SEC initial reports of ownership of our ordinary shares and other equity securities and reports of changes in ownership of our ordinary shares and other equity securities. Such executive officers, directors and holders of more than ten percent of our ordinary shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations regarding the filing of required reports, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than ten percent of our ordinary shares, with respect to fiscal year ended December 31, 2020 were met except for one report on Form 4 for Mr. Chin disclosing a transaction from July 2020 that was subsequently filed on  March 3, 2021.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions since January 1, 2019, to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We refer to such transactions as “related party transactions” and such persons as “related parties.” With the approval of our board of directors, we have engaged in the related party transactions described below. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Participation in Private Placement

On January 16, 2020, we entered into a Securities Purchase Agreement by and among us, Iterum Therapeutics Bermuda Limited (“Iterum Bermuda”), the Company, Iterum Therapeutics International Limited, Iterum Therapeutics US Limited and Iterum Therapeutics US Holding Limited, as guarantors (collectively, the "Guarantors") and a limited number of accredited investors (the “Private Placement Investors”) (the “Securities Purchase Agreement”) pursuant to which Iterum Bermuda sold and issued units in the aggregate original principal amount of $51.6 million, each unit consisting of (i) a 6.500% Exchangeable Senior Subordinated Notes due 2025, fully and unconditionally guaranteed on an unsecured senior subordinated basis by the Guarantors, in the original principal amount of $1,000.00 (the “Exchangeable Notes”), and (ii) 50 Limited Recourse Royalty-Linked Subordinated Notes, fully and unconditionally guaranteed on an unsecured senior subordinated basis by the Guarantors (the “Royalty-Linked Notes”, and together with the Exchangeable Notes, the “Units”), to the Private Placement Investors in a private placement (the “Private Placement”). The Private Placement Investors, including entities affiliated with Sarissa Capital Management LP and RA Capital Management and entities affiliated with certain members of our board of directors, including Brenton Ahrens, Mark Chin, Ronald Hunt and Shahzad Malik and former members of our board of directors, including James Healy, Robert Hopfner and Patrick Heron, purchased an aggregate of 51,588 Units. The Units were sold at a price of $1,000 per Unit.

The Exchangeable Notes are exchangeable for our ordinary shares at an initial exchange rate of 1,000 shares per $1,000 of principal and interest on the Exchangeable Notes (equivalent to an initial exchange price of approximately $1.00 per ordinary share), subject to specified limitations. The Royalty-Linked Notes entitle holders to payments based on a percentage of our net revenues from potential U.S. sales of specified sulopenem products subject to the terms and conditions of the indenture governing the Royalty-Linked Notes (the “Royalty-Linked Notes Indenture”). Pursuant to the Royalty-Linked Notes Indenture, the payments on the Royalty-Linked Notes will be up to either 15% or 20% of net revenues from U.S. sales of such products, depending on the indication approved by the FDA. The aggregate amount of payments on each Royalty-Linked Note is capped at $160.00 (or 4,000 times the principal amount of such Royalty-Linked Note).

The table below sets forth the aggregate number of Units issued to our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at the time of the transaction.

Name	Units Purchased (1)	Aggregate Purchase Price
Advent Life Sciences LLP (2)	53	$53,000
Advent Life Sciences Fund II LP (2)	1,495	$1,495,000
Arix Bioscience Holdings Limited (3)	1,900	$1,900,000
Canaan X, L.P. (4)	2,000	$2,000,000
Frazier Healthcare VII, L.P. (5)	1,167	$1,167,000
Frazier Healthcare VII-A, L.P. (5)	333	$333,000
New Leaf Ventures III, L.P. (6)	2,208	$2,208,000
New Leaf Biopharma Opportunities II, L.P. (6)	792	$792,000
Sofinnova Venture Partners IX, L.P. (7)	1,750	$1,750,000
Domain Partners IX, L.P.	1,000	$1,000,000
Pivotal bioVenture Partners Fund I, LP	700	$700,000
Total	13,398	$ 13,398,000

(1)	Each Unit consists of (i) one Exchangeable Note and (ii) 50 Royalty-Linked Notes
(2)	Dr. Malik, a member of our board of directors, is a general partner of Advent Life Sciences.
(3)	Mr. Chin, a member of our board of directors, was an investment director of Arix Bioscience at the time of the closing of the Private Placement.
(4)	Mr. Ahrens, a member of our board of directors, is a general partner of Canaan.
(5)	Mr. Heron, a former member of our board of directors, is a general partner of Frazier Healthcare Partners.
(6)	Mr. Hunt, a member of our board of directors, is a managing partner of New Leaf Venture Partners.
(7)	Dr. Healy, a former member of our board of directors, is a general partner of Sofinnova Ventures.

In connection with the Private Placement, we also entered into the 2020 Investor Rights Agreement with the Private Placement Investors (including certain of our directors and holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, as listed above) pursuant to which Iterum Bermuda and the Guarantors agreed to file a registration statement covering (a) in the case of a registration statement on Form S-1, the resale of the Exchangeable Notes, the ordinary shares issuable in connection with the exchange of the Exchangeable Notes (the “Exchange Shares”) and the Royalty-Linked Notes or (b) in the case of a registration statement on Form S-3, the Exchange Shares (the securities in (a) and (b) together, the “Registrable Securities”). Under the 2020 Investor Rights Agreement, we agreed to file an initial registration statement covering the resale by the Private Placement Investors of their Registrable Securities, which registration statement on Form S-1 was filed in September 2020 and declared effective on October 6, 2020.  If the registration statement covering the Registrable Securities ceases to be effective for resales of Registrable Securities for more than 60 consecutive days or for more than 120 days in any 12-month period, then, subject to the terms of the 2020 Investor Rights Agreement, additional interest will accrue on the Exchangeable Notes and the Royalty-Linked Notes.

The descriptions of our Securities Purchase Agreement, Exchangeable Notes Indenture, Royalty-Linked Notes Indenture and 2020 Investor Rights Agreement in this proxy statement are summaries, do not purport to be complete, and are qualified in their entirety by reference to the Securities Purchase Agreement, Exchangeable Notes Indenture, Royalty-Linked Notes and 2020 Investor Rights Agreement that were filed as Exhibits 10.25, 4.2, 4.4  and 10.26, respectively, in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 12, 2020.

October 2020 Offering

On October 27, 2020, we completed a registered public offering in which we sold an aggregate of (i) 15,511,537 ordinary shares, $0.01 nominal value per share, (ii) pre-funded warrants exercisable for an aggregate of 11,411,539 ordinary shares and (iii) warrants exercisable for an aggregate of 20,192,307 ordinary shares. The ordinary shares and pre-funded warrants were each offered together with the warrants, but the ordinary shares and pre-funded warrants were issued separately from the warrants. The combined offering price was $0.65 per ordinary share and warrant and $0.64 per pre-funded warrant and warrant. Our net proceeds from this offering, after deducting placement agent fees and other offering expenses payable by us, were approximately $15.5 million. The warrants are exercisable upon issuance at a price of $0.65 per ordinary share, subject to adjustment in certain circumstances, and expire on October 27, 2025. The pre-funded warrants are exercisable upon issuance at a price of $0.01 per ordinary share, subject to adjustment in certain circumstances, and expire when exercised in full, subject to certain conditions.

Dr. Dunne, our former chief scientific officer and current member of the board of directors, purchased 61,540 ordinary shares and a warrant for 46,155 shares in the offering for an aggregate purchase price of $40,000.

2017 Investor Rights Agreement

In May 2017, we entered into an amended and restated investor rights agreement with holders of our preferred shares and ordinary shares, including certain holders of more than 5% of our share capital, our executive officers, certain of our directors, and entities affiliated with certain of our directors (the “2017 Investor Rights Agreement”). Since the closing of our initial public offering, those holders are entitled to certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. The 2017 Investor Rights Agreement also gave the shareholders that are parties thereto the right to participate in new issuances of equity securities by us, subject to certain exceptions. This right to participate in new issuances of equity securities terminated by its terms upon the completion of our initial public offering in May 2018.

Amended Offer Letters

In May 2018 we entered into amended offer letters with certain of our executive officers. For more information regarding these amended offer letters, see the section titled “Executive Officer and Director Compensation— Employment Agreements with Executive Officers”.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers.  In addition, our subsidiary, Iterum Therapeutics US Limited, has entered into an indemnification agreement with each of our directors and executive officers. These agreements, among other things, require us to indemnify an indemnitee to the fullest extent permitted by applicable law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the indemnitee in any action or proceeding, including any action or proceeding by us or in our right, arising out of the person’s services as a director or executive officer.   We also maintain a directors and officers liability insurance policy which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Consulting Agreement and Share Award Letter

See above under “Executive Officer and Director Compensation—Narrative to Summary Compensation Table—Consulting Agreement and Share Award Letter” for a description of the consulting agreement entered into with Dr. Dunne in February 2021.

Related Party Transaction Policy

In May 2018, we adopted a formal written policy that our executive officers, directors, key employees, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent body of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, is required to first be presented to our audit committee for review, consideration, and approval. Transactions involving compensation for services provided to the Company as an employee, consultant or director are not considered a related party transaction under the policy. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Although we did not have a written policy for the review and approval of transactions with related persons prior to May 2018, our board of directors has historically reviewed and approved any transaction where a director or officer had a financial interest, including the relevant transactions described above. Prior to approving such a transaction, the material facts as to a director’s or officer’s relationship or interest in the agreement or transaction were disclosed to our board of directors. Our board of directors took this information into account when evaluating the transaction and in determining whether such transaction was fair to us and in the best interest of all our shareholders.

MATTERS TO COME BEFORE THE ANNUAL GENERAL MEETING

PROPOSAL NO 1: ELECTION OF CLASS III DIRECTORS

Based upon the recommendation of the nominating and corporate governance committee of our board of directors, our board of directors has nominated Corey N. Fishman, Ronald M. Hunt and Michael W. Dunne for re-election at the AGM as Class III directors for a term of three years to serve until the 2024 annual general meeting of shareholders, subject to each such nominee’s prior death, resignation, retirement, disqualification or removal.

Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the election of each of the nominees identified above. Each of the nominees has indicated his willingness to serve on our board of directors, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. We do not contemplate that any of the nominees will be unable to serve if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast at the AGM.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF COREY N. FISHMAN, RONALD M. HUNT AND MICHAEL W. DUNNE AS CLASS III DIRECTORS.

PROPOSAL NO 2: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

On March 11, 2021, upon the recommendation of the compensation committee, and subject to shareholder approval, the board of directors approved an amendment to the Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”) to increase the aggregate number of ordinary shares authorized for issuance under the 2018 Plan by 15,000,000 shares to 19,437,298 shares (subject to adjustment in the event of certain changes in our capital structure).  The 2018 Plan, as proposed to be amended (the “Amended 2018 Plan”) is attached as Appendix A.  The only change to the 2018 Plan that is being proposed is the increase in the aggregate number of ordinary shares authorized for issuance under the plan.

As of April 23, 2021, the following equity awards were outstanding under the 2018 Plan or 2015 Equity Incentive Plan:

•	536,589 options to purchase ordinary shares with a weighted-average remaining term of 7.74 years and a weighted-average exercise price of $7.95 per share under the 2018 Plan;
•	154,144 options to purchase ordinary shares with a weighted-average remaining term of 4.76 years and a weighted average-exercise price of $3.31 under the 2015 Equity Incentive Plan;
•	1,198,136 ordinary shares subject to unvested restricted stock units, or RSU, awards under the 2018 Plan; and
•	504,500 ordinary shares subject to unvested performance restricted stock units, or PSU, awards (assuming target performance), under the 2018 Plan.

As of April 23, 2021, only 1,656,985 shares remained available for issuance under the 2018 Plan (not taking into account the grant of options to purchase 13,200,000 shares in the aggregate to officers and certain employees contingent on approval by the shareholders of Proposal No. 2 to amend the 2018 Plan to increase the share reserve by 15,000,000, which grants shall be effective on the date of such shareholder approval).

The board of directors believes that the Company’s future success depends on our ability to attract and retain qualified employees. The market for qualified personnel in our industry is highly competitive. The ability to grant equity awards is critical to the Company’s ability to attract and retain top talent.  If the amendment to the 2018 Plan is not approved, we may be unable to make long-term equity incentive awards under a shareholder-approved equity incentive plan after the end of 2021. Therefore, we consider the amendment to the 2018 Plan vital to the Company’s future success.

In March 2021, the compensation committee considered the increase in our outstanding ordinary shares over the past year in addition to a report prepared by Coda Advisors, LLC, or Coda, the compensation committee’s independent compensation consultant, analysing the level of equity ownership of senior executives based on shares owned outright and outstanding equity awards granted as a percentage of total ordinary shares outstanding.  Competitive data was taken from a thirty company peer group of pharmaceuticals and biotechnology companies as follows:

89bio	Chiasma	Novan
AcelRx Pharmaceuticals	Corbus Pharmaceuticals	OncoSec Medical
Aeglea BioTherapeutics	CorMedix	Oncternal Therapeutics
Agile Therapeutics	CTI BioPharma	Otonomy
Aptinyx	CymaBay Therapeutics	Sesen Bio
AVEO Pharmaceuticals	Fulcrum Therapeutics	Soleno Therapeutics
Axcella Health	Galera Therapeutics	TFF Pharmaceuticals
Calyxt	HOOKIPA Pharma	Trevena
Cardiff Oncology	Immunic	Verrica Pharmaceuticals
Checkpoint Therapeutics	Infinity Pharmaceuticals	VistaGen Therapeutics

The peer group was selected by the compensation committee in consultation with Coda from a group of companies similar to us taking into account the business focus, financial profile and stage of development of each company.  The Company ranked below the 25th percentile in competitive ownership percentage when compared to peers.

Coda and the compensation committee also considered the potential dilutive effect on the percentage ownership by senior executives of (i) outstanding awards; and (ii) total shares available for issuance by the Company under the 2018 Plan.  The Company ranked below the 25th percentile in potential dilution when considering the dilutive effect of outstanding awards and when considering the dilutive effect of shares available for issuance under the 2018 Plan.  As a result of these analyses and recognizing that our ability to grant options and other equity-based awards in line with our competitors helps us to attract, retain and motivate our employees including our executive officers, the compensation committee recommended that the Board increase the number of shares available for issuance under the 2018 Plan and, subject to approval of such increase, to make the following grant of options to purchase shares to bring the Company closer to the median of peers:  5,280,000 to Mr. Fishman, 1,936,000 to Ms. Matthews, and 5,984,000 in the aggregate to certain employees. 25% of each option will vest on the first anniversary of the date of grant based on each executive officer and employee’s continued service with us through that date and the remaining 75% is scheduled to vest in equal monthly instalments thereafter subject to each executive officer and employee’s continued provision of services to us on each vesting date. The exercise price per share will be the closing price on the Nasdaq Capital Market on the date of grant, which shall be the effective date of the shareholder approval of this proposal.

Accordingly, the Board believes the amendment of the 2018 Plan is in the best interests of the Company and its shareholders.

OUR BOARD OF DIRECTORS  RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN.

Material Features of the Amended 2018 Plan

•	No Evergreen. The number of ordinary shares available for issuance under the Amended 2018 Plan is fixed and will not be adjusted on an annual basis based on the number of our shares then outstanding.

•

No Liberal Change in Control Definition. The change in control definition in the Amended 2018 Plan is not a “liberal” definition, and, for example, would not be achieved merely upon shareholder approval of a transaction. A change in control must actually occur for the change in control provisions in the Amended 2018 Plan to be triggered.

•

No Discounted Options or SARs. All options and SARs granted under the Amended 2018 Plan must have an exercise price not less than the fair market value of the underlying ordinary shares on the date of grant, except with respect to substitute options and SARs issued in connection with certain acquisitions by the Company.

•

No Reload Options or SARs. No options or SARs granted under the Amended 2018 Plan may contain a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR.

•	No Dividend Equivalents on Options or SARs. No options or SARs granted under the Amended 2018 Plan may provide for the payment or accrual of dividend equivalents.

•

Dividends and Dividend Equivalents on Restricted Stock, Restricted Stock Units, Performance Stock Awards, Performance Cash Awards and Other Stock Awards Subject to Same Terms and Conditions as Underlying Award. Any dividends or dividend equivalents paid with respect to restricted stock, RSUs, PSUs, performance stock awards, performance cash awards and other stock awards will be subject to the same terms and conditions as the award with respect to which they are paid.

Information Regarding Overhang and Dilution

In developing the Company’s share request for the proposed amendment to the 2018 Plan and analyzing the impact of utilizing equity as a means of compensation on the Company’s shareholders, we considered both the Company’s “overhang” and “burn rate.”

Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of common shares outstanding. The Company’s overhang currently ranks below the peer group 25th percentile.  As of April 23, 2021, the Company’s overhang was 2.18%, reflecting:

•	outstanding options to purchase 536,589 ordinary shares;
•	1,198,136 shares subject to unvested RSUs;
•	504,500 shares subject to unvested PSUs (assuming target performance);
•	1,656,985 shares available for future grants; and
•	179,138,769 ordinary shares outstanding.

If the additional 15,000,000 ordinary shares proposed to be approved for issuance under the Amended 2018 Plan were included, the overhang would be 10.55% which ranks below the peer group 25th percentile.

Burn rate provides a measure of the potential dilutive impact of the Company’s equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects the Company’s burn rate for the 2020, 2019 and 2018 fiscal years as well as an average over those years.

Fiscal Year	Options Granted	Restricted Stock Units and Performance Restricted Stock Units Granted	Total Granted (1)	Basic Weighted Average Number of Common Shares Outstanding	Gross Burn Rate (2)
2020	64,840	1,079,000	1,143,840	24,009,818	4.8%
2019	512,778	81,367	594,145	14,518,036	2.5%
2018	479,986	36,924	516,910	8,734,109	2.2%
Three-Year Average	352,535	399,097	751,632	15,753,988	3.1%

(1) “Total Granted” reflects the number of shares underlying equity awards granted in the year. For purposes of this table, the number of PSUs reflected assumes target performance.
(2) “Gross Burn Rate” is defined as the number of shares underlying equity awards granted in the year divided by the basic weighted average number of common shares outstanding

Based on a three-year average, the Company’s gross burn rate is below the 25th  percentile when compared with peers.

If the additional 15,000,000 ordinary shares proposed to be approved for issuance under the Amended 2018 Plan is approved by shareholders, we expect the share authorization under the Amended 2018 Plan to provide us with enough shares for awards for approximately eighteen months to two years, assuming we continue to grant awards consistent with historical practices and usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next eighteen months to two years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2018 Plan could last for a shorter or longer time.

Description of the Amended 2018 Plan

The following is a brief summary of the Amended 2018 Plan, a copy of which is attached as Appendix A to this proxy statement. On March 11, 2021, our board of directors adopted, subject to shareholder approval, the amendment to our 2018 Plan to increase the number of ordinary shares available for issuance under the plan by 15,000,000 shares. If the amendment to our 2018 Plan is approved by our shareholders, the new aggregate share limit for the 2018 Plan, as amended, will be 19,437,298 ordinary shares (subject to adjustment in the event of share splits and other similar events). If our shareholders do not approve the amendment to our 2018 Plan, the 2018 Plan will remain as currently in effect without the increase to the share limit under the plan proposed by the amendment.

Number of Shares Available for Awards.

Subject to adjustment in the event of certain changes in our capital structure, the aggregate number of our ordinary shares that may be issued pursuant to awards under our Amended 2018 Plan, any or all of which may be incentive stock options, is 19,437,298 shares, which includes any shares that remained available for issuance under the Iterum Therapeutics Public Limited Company (formerly Iterum Therapeutics Limited) 2015 Equity Incentive Plan, which we refer to as the Prior Plan, as of May 24, 2018 and any shares subject to outstanding options or other awards that were granted under the Prior Plan and that are forfeited, terminated, expire or are otherwise not issued, or are reacquired or withheld to pay the exercise or purchase price of an award or to satisfy the tax withholding obligations related to an award.

Shares subject to awards granted under our Amended 2018 Plan that expire or terminate without being exercised in full shall be available again for future grant under our Amended 2018 Plan. Additionally, shares become available for future grant under our Amended 2018 Plan if they were issued under awards under our Amended 2018 Plan and we repurchase such shares or they are forfeited or canceled. This includes shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award or shares that are not issued as a result of a SAR being settled in ordinary shares.

Types of Awards

Our Amended 2018 Plan authorizes the award of incentive stock options that may qualify for favorable tax treatment under U.S. tax laws under Section 422 of the Code, or ISOs, nonstatutory stock options, or NSOs, SARs, restricted stock, RSUs, performance-based awards, and other stock awards, which are collectively referred to as awards. We may only grant ISOs to our employees and employees of a subsidiary corporation or parent corporation (within the meaning of Sections 424(e) and 424(f) of the Code).

Options. Options represent the right to purchase our ordinary shares on the date of exercise at a stated exercise price. The exercise price of an option must be at least equal to the fair market value of our ordinary shares on the date of grant, except in the case of substitute options granted in connection with certain acquisitions by the Company. The maximum term of options granted under our Amended 2018 Plan is ten years. The Amended 2018 Plan permits, to the extent permitted by applicable law and as determined by our board of directors, the following forms of payment of the exercise price of options: (i) cash, check, bank draft or money order payable to the Company or in connection with a “cashless exercise” through a broker, (ii) delivery to the Company of ordinary shares, (iii) subject to certain conditions, by a “net exercise” arrangement, (iv) deduction from salary due and payable to an employee by the Company or an affiliate of the Company and/or (v) any other form of legal consideration that may be acceptable to the board of directors or the stock plan administrator and permissible under applicable law. No option granted under the Amended 2018 Plan may contain any provision entitling the participant to an automatic grant of additional options in connection with the exercise of the original option or provide for the payment or accrual of dividend equivalents.

SARs. SARs provide for a payment, or payments, in cash or ordinary shares, to the holder based upon the difference between the fair market value of our ordinary shares on the date of exercise and the stated exercise price. The exercise price of an SAR must be at least equal to the fair market value of our ordinary shares on the date of grant, except in the case of substitute SARs granted in connection with certain acquisitions by the Company.  The maximum term of SARs granted under our Amended 2018 Plan is ten years. No SAR granted under the Amended 2018 Plan may contain any provision entitling the participant to an automatic grant of additional SARs in connection with the exercise of the original SAR or provide for the payment or accrual of dividend equivalents.

Restricted Stock Awards. Restricted stock awards represent an offer by us to issue or sell our ordinary shares subject to vesting restrictions, which may lapse based on time or achievement of performance conditions. The price (if any) of a restricted stock award will be determined by our board of directors.  If a participant ceases to provide services to us, we may receive through a forfeiture condition or a repurchase right the shares that are unvested as of the date of such cessation of services.  Any dividends paid on restricted stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the restricted stock award to which they relate.

Restricted Stock Unit Awards. RSUs represent the right to receive our ordinary shares, cash, or a combination thereof at a specified date in the future, subject to forfeiture of that right because of termination of employment or failure to achieve certain performance conditions. If an RSU award has not been forfeited, then on the date specified in the RSU agreement, we will deliver to the holder a number of whole ordinary shares, cash or a combination of our ordinary shares and cash. At the time of grant of an award of RSUs, our board of directors will determine the consideration, if any, to be paid by the recipient of the award upon delivery of the ordinary shares subject to the RSU award.  Additionally, dividend equivalents may be credited in respect of shares covered by an RSU award.  At the sole discretion of the board of directors, any dividend equivalents may be converted into additional ordinary shares covered by the RSU award in a manner determined by the board of directors.  Any dividend equivalents will be subject to all of the same terms and conditions, including vesting and forfeiture provisions, of the underlying award agreement to which they relate.

Other Stock Awards. Other awards valued in whole or in part by reference to, or otherwise based on, our ordinary shares may be granted under the Amended 2018 Plan. Our board of directors will determine the number of shares under such awards and all other terms and conditions of such awards. Any dividend equivalents with respect to such other stock awards will be subject to the same terms and conditions, including vesting and forfeiture provisions, of the underlying award agreement to which they relate.

Performance Awards.  A performance stock award is any award granted under the Amended 2018 Plan that may vest or be exercised contingent on the attainment during a performance period of certain performance goals.  A performance cash award is a cash award that may be paid contingent upon the attainment during a performance period of certain performance goals.  Performance goals for performance stock awards and performance cash awards may be based on any of one, or combination of, the following, as determined by the board of directors: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (29) stockholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit; (33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) initiation of phases of clinical trials and/or studies by specific dates; (39) patient enrollment rates; (40) budget management; (41) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of Investigational New Drug applications and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (50) customer satisfaction; and (51) other measures of performance selected by the board of directors.  Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the board of directors (i) in the applicable award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the board of directors will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the board of directors retains the discretion to increase, to reduce or to eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for the performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award. Any dividend equivalents with respect to performance stock awards or performance cash awards will be subject to the same terms and conditions, including vesting and forfeiture provisions, of the underlying award agreement to which they relate.

The Company believes that disclosure of any further details concerning the performance measures for any particular year may be confidential commercial or business information, the disclosure of which would adversely affect the Company.

Transferability of Awards

Awards granted under our Amended 2018 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution or as otherwise determined by our compensation committee or under the terms of our Amended 2018 Plan or an applicable award agreement.

Eligibility to Receive Awards

We may grant awards under the Amended 2018 Plan to our employees, including our officers, and employees of our affiliates. A separate sub-plan to the Amended 2018 Plan has been established for the purpose of granting awards to our non-employee directors and consultants and non-employee directors and consultants of our affiliates.

Plan Benefits

As of the record date (April 23, 2021), we had five employees (excluding executive officers), two executive officers, six directors (excluding any executive officer who is also a director or a consultant), and two consultants eligible to receive awards under the Amended 2018 Plan and its sub-plan.

On April 23, 2021 the last reported sale price of an ordinary share on the Nasdaq Capital Market was $1.20.  Based solely on the closing price of our ordinary shares as reported on the Nasdaq Capital Market on April 23, 2021, and the maximum number of shares that would have been available for awards as of such date taking into account the proposed increase to add an additional 15,000,000 shares, the maximum aggregate market value of the ordinary shares that could potentially be issued under the Amended 2018 Plan is $22,675,452.

New Plan Benefits Table

The granting of awards under the Amended 2018 Plan is discretionary, and the Company cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than the options to purchase 13,200,000 ordinary shares in the aggregate granted to executive officers and certain employees subject to approval of the Amended 2018 Plan by shareholders and the annual equity awards granted to the non-employee directors as set forth below.

	Dollar Value ($)	Number of Ordinary Shares Subject to Awards
Name and Principal Position
Corey N. Fishman, President and Chief Executive Officer	(1)	5,280,000 (2)
Michael W. Dunne, M.D., Former Chief Scientific Officer	110,000 (3)	(4)
Judith M. Matthews, Chief Financial Officer	(1)	1,936,000 (2)
All current executive officers as a group (2 persons, including Corey N. Fishman and Judith M. Matthews named above)	(1)	7,216,000 (2)
All current directors who are not executive officers as a group (7 persons including Michael W. Dunne, M.D., named above)	770,000 (3)	(4)
All employees, including all current officers who are not executive officers, as a group	(1)	5,984,000 (2)

(1) The value of a share option to be granted to current employees (including executive officers) will be determined using the same method we use to calculate the grant-date fair value of share options in our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(2) Grant of options to purchase 13,200,000 shares to current employees (including executive officers) contingent on approval by the shareholders of Proposal No. 2 to amend the 2018 Plan to increase the shares authorized to be issued under the 2018 Plan by 15,000,000, which grants shall be effective on the date of such shareholder approval.

(3) Under the Company’s Non-Employee Director Compensation Policy, each non-employee director will receive an annual equity award with a fixed value of $110,000. The equity awards will be granted as a mix of share options and restricted share units, at each director’s discretion. The value of a share option to be granted under this policy will be determined using the same method we use to calculate the grant-date fair value of share options in our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(4) The number of ordinary shares subject to the share options to be granted to our non-employee directors depends upon the value of the share option to be granted, as described above, and the portion, if any, of the directors’ annual equity awards our non-employee directors choose to receive in the form of share options. The number of ordinary shares to be granted subject to restricted share unit awards will depend upon the portion, if any, of the directors’ annual equity awards our non-employee directors choose to receive in the form of restricted share units, and will be determined by dividing the value of the annual equity award to be received in the form of restricted share units by a 30-day volume weighted average trading price of our ordinary shares (ending on the trading day immediately preceding the grant date).

Since the initial approval date of the 2018 Plan through April 23, 2021, the following number of equity awards have been granted to the individuals and groups described in the following table.  No other equity awards have been granted under the 2018 Plan as of such date.

	Number of Ordinary Shares Underlying Grants of Options	Number of Ordinary Shares Underlying Grants of Restricted Stock and RSUs	Number of Ordinary Shares Underlying Grants of Performance Restricted Stock and PSUs(1)
Named Executive Officers:		—
Corey N. Fishman, President and Chief Executive Officer	277,307	430,000	350,000
Michael W. Dunne, M.D., Former Chief Scientific Officer	164,567	10,494	169,000
Judith M. Matthews, Chief Financial Officer	53,870	200,000	129,000
All current executive officers as a group (2 persons, including Corey N. Fishman and Judith M. Matthews named above)	331,177	630,000	479,000
Directors and Nominees for election as Directors:
All current directors who are not executive officers as a group (7 persons including Michael W. Dunne, M.D. named above)	289,231	59,410	169,000
Ronald M. Hunt	11,241	5,703	—
Corey N. Fishman	277,307	430,000	350,000
Michael W. Dunne	164,567	10,494	169,000
Others:
Associates of our executive officers, directors or nominees for director	—	—	—
All other eligible participants, who received or are to receive more than 5% of such equity awards	—	—	—
All employees, including all current officers who are not executive officers, as a group (including former Chief Scientific Officer Michael W. Dunne named above)	591,927	500,494	650,000

(1) For the purposes of this table, the number of ordinary shares underlying grants of performance restricted stock and PSUs reflected assumes target performance

Plan Administration.

Our Amended 2018 Plan is administered by our board of directors or a duly authorized committee or subcommittee of our board of directors.  Our board of directors has authorized our compensation committee to administer certain aspects of the Amended 2018 Plan.  For purposes of this summary, where appropriate in the relevant context, the term “board of directors” may include the compensation committee or any other committee to whom the board of directors delegates authority, as indicated in the Amended 2018 Plan. Our board of directors may also delegate to one or more of our officers the authority to designate employees (other than officers) to receive specified awards under the Amended 2018 Plan, and determine the number of shares subject to such awards.

Our board of directors has the authority to construe and interpret our Amended 2018 Plan, grant and amend awards, determine the terms of such awards and make all other determinations necessary or advisable for the administration of the plan, including, but not limited to, repricing options or SARs without prior shareholder approval.  All determinations, interpretations and constructions made by the board of directors in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

Changes to Capital Structure.

In the event that there is a specified type of change in our capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split or reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate and proportionate adjustments will be made to (i) the class and the maximum number of shares reserved for issuance under our Amended 2018 Plan, (ii) the class and the maximum number of shares that may be issued upon the exercise of ISOs, and (iii) the class and the number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards.

Corporate Transactions and Changes in Control.

Our Amended 2018 Plan provides that in the event of certain specified significant corporate transactions, each outstanding award will be treated as determined by our board of directors unless otherwise provided in an award agreement or other written agreement between us and the award holder. The board of directors may take one of the following actions with respect to such awards:

•	arrange for the assumption, continuation or substitution of an award by the surviving or acquiring corporation (or its parent company);

•	arrange for the assignment of any reacquisition or repurchase rights held by us in respect of ordinary shares issued under an award to a surviving or acquiring corporation (or its parent company);

•

accelerate the vesting, in whole or in part, of the award and, if applicable, the time at which the award may be exercised, and provide for its termination prior to the transaction if it is not exercised at or prior to the closing of the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

•

cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the closing of the transaction, in exchange for a cash payment or no payment, as determined by our board of directors; and

•

cancel or arrange for the cancellation of the award to the extent not exercised prior to the closing of the transaction, in exchange for a payment, in the form determined by our board of directors, equal to the excess, if any, of (A) the per share amount payable to holders of our ordinary shares in the transaction over (B) any exercise price payable by the participant in connection with the award, multiplied by the number of vested shares subject to the award.

A corporate transaction generally will be deemed to occur in the event of: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of at least 50% of our outstanding securities, (iii) the consummation of a merger or consolidation where we do not survive the transaction or (iv) the consummation of a merger or consolidation where we do survive the transaction but our ordinary shares outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction. In addition, any one or more of the above events may be effected pursuant to (x) a takeover under Irish Takeover Rules; (y) a compromise or arrangement under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland, or the 2014 Act or (z) Chapter 2 of Part 9 of the 2014 Act.

The board of directors need not take the same action or actions with respect to all awards or portions of awards or with respect to all participants.  The board of directors may take different actions with respect to the vested and unvested portions of an award.

Notwithstanding the foregoing, if during the period beginning on the date that is 30 days prior to and ending on the date that is 12 months following the consummation of a corporate transaction that also qualifies as a “change in control” (as defined below), if a participant’s services to the Company (or its successor in the change in control) are involuntarily terminated without “cause” (as defined below) or a participant resigns service to the Company (or its successor in the change in control) in all capacities for “good reason” (as defined below), and, in either case other than as a result of the participant’s death or disability, then as of the date of the participant’s termination of service, the vesting and exercisability of any then-unvested award held by a participant will be accelerated in full.

A “change in control” for purposes of the Amended 2018 Plan is defined, in summary, as the acquisition by a person or a group of more than 50% of our outstanding stock other than by virtue of a merger or consolidation; our involvement in a merger, consolidation, or similar transaction, unless our stockholders prior to such event continue to own, in substantially the same proportions as before the transaction, more than 50% of the entity surviving such event; our shareholders or our board approves a plan of liquidation or dissolution or our complete dissolution or liquidation otherwise occurs; a sale or other disposition of all or substantially all of our assets (other than a sale to an entity more than 50% of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such transaction); or a change, without approval by our board of directors, of a majority of our board of directors.  In addition, any one or more of the above events may be effected pursuant to (x) a compromise or arrangement sanctioned by the Irish courts under Section 450 of the 2014 Act, (y) a scheme, contract or offer which has become binding on all shareholders pursuant to Section 609 of the 2014 Act, or (z) a bid pursuant to Regulation 23 or 24 of the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006.

“Cause” as used in the Amended 2018 Plan has the meaning ascribed to such term in any written agreement between the participant and us defining such term but, in the absence of such a definition, means, in summary (i) the participant’s commission of a felony or crime involving fraud, dishonesty or moral turpitude; (ii) the participant’s attempted commission of, or participation in, a fraud or act of dishonesty against us or an affiliate of ours; (iii) the participant’s intentional, material violation of any contract or agreement between the participant and us or an affiliate of ours, of any statutory duty owed to us or an affiliate of ours; (iv) the participant’s unauthorized use or disclosure of our (or an affiliate’s) confidential information or trade secrets; or (v) the participant’s gross misconduct.  In addition, “good reason” as used in the Amended 2018 Plan has the meaning ascribed to such term in any written agreement between the participant and us defining such term but, in the absence of such a definition, means, in summary, any of the following actions taken without the participant’s consent: (i) a material reduction of the participant’s base compensation, other than a reduction that applies generally to all executives; (ii) a material reduction in the participant’s authority, duties and responsibilities; (iii) failure or refusal of a successor of ours to materially assume our obligations under the participant’s offer letter and/or employment agreement, if applicable, in the event of a change in control; or (iv) a relocation of the participant’s principal place of employment that results in an increase in the participant’s one-way driving distance by more than 50 miles from the participant’s then current principal residence.  In addition, in order to resign for “good reason” a participant must provide written notice of the event giving rise to “good reason” to us within 90 days after the condition arises, allow us at least 30 days to cure such provision, and if we fail to cure the condition, resign from all positions not later than 90 days after the end of such cure period.

Effective Date

Our board of directors adopted the 2018 Plan in March 2018 and our shareholders approved the 2018 Plan in May 2018.  The 2018 Plan was amended and restated in 2020, as approved by our shareholders on June 10, 2020. The Amended 2018 Plan will become effective, provided our shareholders approve the proposed amendment to the plan, on June 16, 2021.  No ISOs may be granted under the plan after March 10, 2030.

Amendment and Termination.

Our board of directors has the authority to amend, suspend, or terminate our Amended 2018 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our shareholders. No awards may be granted under our Amended 2018 Plan while it is suspended or after it is terminated.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 2018 Plan.  This summary is based on the federal tax laws in effect as of the date of this proxy statement.  In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.  Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an ISO.  Also, except as described below, a participant will not have income upon exercise of an ISO if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option.  If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.”  The exercise of an ISO may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the ordinary shares acquired under an ISO at a profit (if sales proceeds exceed the exercise price).  The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain.  If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain.  This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.  If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss.  This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of an NSO.  A participant will have compensation income upon the exercise of an NSO equal to the value of the shares on the day the participant exercised the option less the exercise price.  Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the option was exercised.  This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Stock Appreciation Rights

A participant will not have income upon the grant of an SAR. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant.  If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the shares less the purchase price.  When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the date of grant.  If the participant does not make a Section 83(b) election, then when the shares vest the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price.  When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date.  Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Stock Units

A participant will not have income upon the grant of a restricted stock unit.  A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award.  When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the shares on the vesting date less the purchase price, if any.  When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date.  Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Other Stock Awards

The tax consequences associated with any other stock award granted under the Amended 2018 Plan will vary depending on the specific terms of such award.  Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying ordinary shares.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income.  Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL NO. 3: TO RATIFY, IN A NON-BINDING VOTE, THE APPOINTMENT OF KPMG TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021 AND TO AUTHORIZE THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S REMUNERATION.

The audit committee has appointed KPMG as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2021.  KPMG served as our independent registered public accounting firm for the fiscal year ended December 31, 2020. Representatives of KPMG are expected to be present in person or telephonically at the AGM and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from shareholders.

In deciding to appoint KPMG, the audit committee reviewed auditor independence issues and existing commercial relationships with KPMG and concluded that KPMG has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2021.

The following table presents fees for professional audit services and other services rendered by KPMG to us for the fiscal years ended December 31, 2020 and 2019:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit fees (1)	$348,240	$235,251
Audit related fees (2)	—	—
Tax fees (3)	92,068	110,758
All other fees	—	—
	$440,308	$346,009

(1) “Audit Fees” consist of fees billed for professional services performed by KPMG for the audit of our annual financial statements, the review of interim financial statements, and related services that are normally provided in connection with our public offerings and registration statements on Form S-3 and Form S-8.

(2) “Audit related fees” consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3) “Tax fees” consist of fees for professional services, including tax consulting and compliance performed by an independent registered public accounting firm.

All of these services were pre-approved by the audit committee in accordance with the “Policy on Audit Committee Pre-Approval of Services” described below.  No work carried out in connection with the audit of our financial statements was performed by persons other than KPMG’s full time, permanent employees.

Policy on Audit Committee Pre-Approval of Services

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee reviews and pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

Our board of directors is seeking shareholder ratification of the appointment by the audit committee of KPMG to serve as our independent registered public accounting firm and the authorization of the board of directors, acting through the audit committee, to set the auditor's remuneration. If this proposal is not approved at the AGM, our audit committee may reconsider this selection.

The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021 AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE AUDITOR'S REMUNERATION.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a written Code of Business Conduct and Ethics that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Code of Business Conduct and Ethics is available on our website at www.iterumtx.com.  If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.  Information contained on, or that can be accessed through, our website is not incorporated by reference into this document, and you should not consider information on our website to be part of this document.

OTHER MATTERS

The board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

Solicitation of Proxies

This proxy is solicited on behalf of our board of directors.    We will bear the expenses connected with this proxy solicitation. In addition to the solicitation of proxies by mail, we expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mail, our directors, officers and employees may, without additional remuneration, solicit proxies in person or by use of other communications media.  We have engaged Innisfree M&A Incorporated, or Innisfree, to solicit proxies from shareholders in connection with the annual general meeting.  We will pay Innisfree a fee of approximately $20,000, plus reasonable out of pocket fees and expenses for soliciting proxies.  In addition, Innisfree and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.  Proxies may be solicited by Innisfree by mail, telephone and e-mail.

Householding of Annual and Extraordinary Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement, annual report, Irish Statutory Financial Statements or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of any such document to any shareholder upon request submitted in writing to us at Iterum Therapeutics plc, Block 2 Floor 3 Harcourt Centre, Harcourt Street, Dublin 2, Ireland, Attention: Investor Relations, or by calling +1 +353 1 9038354. Any shareholder who wants to receive separate copies of the proxy statement, annual report, Irish Statutory Financial Statements or Notice of Internet Availability of Proxy Materials in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and phone number.

Shareholder Proposals for 2022 Annual General Meeting of Shareholders

Proposals of shareholders intended to be presented at our 2022 annual general meeting of shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our offices at c/o Secretary, Iterum Therapeutics plc, Block 2 Floor 3 Harcourt Centre, Harcourt Street, Dublin 2, Ireland, no later than December 28, 2021, in order to be included in the proxy statement and proxy card relating to that meeting.

In addition, shareholders who intend to present matters for action at our 2022 annual general meeting or nominate directors for election to our board of directors (other than pursuant to Rule 14a-8) must comply with the requirements set forth in our Constitution. For such matters under our Constitution, proper written notice must be received by our secretary at our registered office at the address noted above, no earlier than December 28, 2021 and no later than January 27, 2022; except if the date of the 2021 annual general meeting is changed by more than thirty (30) days from the first anniversary date of the 2021 Annual General Meeting, the shareholder's notice must be so received not earlier than one hundred and twenty (120) days prior to such annual general meeting and not later than the close of business on the later of (i) the 90th day prior to such annual general meeting or (ii) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made.

Important Notice of the Internet Availability of Proxy Materials for the 2021 Annual General Meeting:

The Notice and Proxy Statement, Irish Statutory Financial Statements and 2020 annual report to shareholders are available at www.proxyvote.com.

APPENDIX A

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

1.GENERAL.

(a) Relationship to Prior Plan.

(i) This Plan is intended as the successor to the Iterum Therapeutics Public Limited Company (formerly Iterum Therapeutics Limited) 2015 Equity Incentive Plan (the “Prior Plan”) with respect to grants to Employees. From and after 12:01 a.m. Central time on the IPO Date, no additional awards will be granted under the Prior Plan, and any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Central time on the IPO Date will cease to be available under the Prior Plan at such time. All Awards granted on or after 12:01 a.m. Central time on the IPO Date will be granted under this Plan. All awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(ii) From and after 12:01 a.m. Central time on the IPO Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (i) are no longer required to satisfy such awards because the awards will expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) subject to compliance with Irish company law are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. The persons eligible to receive Awards are Employees.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Ordinary Shares.

(e) Definitions. All capitalized terms in this document are defined in Section 13 below.

2.ADMINISTRATION.

(a) Administration by the Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c). In addition, the Board or a Committee may appoint a Stock Plan Administrator with the authority to administer the day to day operations of the Plan, and to make decisions with respect to the Plan and Awards.

(b) Powers of the Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (A) which of the persons eligible under the Plan will be granted Awards; (B) when and how each Award will be granted; (C) what type or combination of types of Award will be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to exercise or otherwise receive cash or Ordinary Shares under the Stock Award; (E) the number of Ordinary Shares with respect to which a Stock Award shall be granted to each such person; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, to establish, amend and revoke rules and regulations for its administration, and to settle all controversies regarding the Plan and Awards granted under it. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To prohibit (or delegate to the Stock Plan Administrator the authority to prohibit) the exercise of any Option, SAR or other exercisable Award during a period of up to thirty days prior to the consummation of any pending share dividend, share split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the Ordinary Shares or the share price of the Ordinary Shares, including any Corporate Transaction, for reasons of administrative convenience.

(iv) To accelerate the time at which an Award may be exercised or the time during which an Award or any part thereof will vest.

(v) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be materially impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, and subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (w) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (x) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (y) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (z) to comply with other applicable laws.

(vi) To amend, suspend or terminate the Plan as provided by Section 10.

(vii) To effect, with the consent of any adversely affected Participant, (A) the alteration of the exercise, purchase or strike price of any outstanding Stock Award (unless this is in the context of a Capitalization Adjustment in which case Participant consent is not required); (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of Ordinary Shares as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles or applicable stock exchange rules.

For the avoidance of doubt, shareholder approval will not be required to give effect to any action approved by the Board pursuant to this Section 2(b)(vii).

(viii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and any Affiliates and that are not in conflict with the provisions of the Plan or Awards.

(c) Delegation to Committee. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. Subject to compliance with Irish law, the Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are providing Continuous Service to the Company or any of its Subsidiaries who are not Officers to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of Ordinary Shares to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of Ordinary Shares that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value of the Ordinary Shares.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to the provisions of this Section 3(a), and Section 9(a) relating to Capitalization Adjustments, the aggregate number of Ordinary Shares reserved for issuance pursuant to Stock Awards is 4,437,298 shares (the “Share Reserve”), which number shall include (i) any shares remaining for issuance pursuant to the Prior Plan as of the IPO Date and (ii) any Returning Shares.  For clarity, the limit in this Section 3(a) is a limit on the number of Ordinary Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).

(ii) In addition, subject to compliance with Irish law shares may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Marketplace Rule 4350(i)(1)(A)(iii), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable stock exchange rules, and such issuance shall not reduce the number of Ordinary Shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If subject to compliance with Irish law (i) any Ordinary Shares issued pursuant to a Stock Award are forfeited back to or repurchased by the Company or any Affiliate because of the failure to meet a contingency or condition required for the vesting of such Ordinary Shares, or (ii) any Ordinary Shares are cancelled in accordance with the cancellation and regrant provisions of Section 2(b)(vii), then the Ordinary Shares that are forfeited, repurchased or canceled shall revert to and again become available for issuance under the Plan. If any Ordinary Shares subject to a Stock Award are not delivered to a Participant because such Ordinary Shares are withheld for the payment of taxes pursuant to Section 8(g) or a Stock Award is exercised through a reduction of Ordinary Shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in Ordinary Shares, the number of Ordinary Shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering Ordinary Shares held by the Participant (either by actual delivery or attestation), then the number of Ordinary Shares so tendered shall remain available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the limit in Section 3(a), and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of Ordinary Shares that may be issued pursuant to the exercise of Incentive Stock Options will be a number of Ordinary Shares equal to the number of Shares available for issuance under the Plan.

(d) Source of Shares. The Ordinary Shares issuable under the Plan shall be authorized but unissued or reacquired Ordinary Shares, including Ordinary Shares redeemed or repurchased by the Company or any Affiliate on the open market or otherwise, in accordance with applicable Irish law.  For the avoidance of doubt, Ordinary Shares purchased by the Company in the open market or otherwise will not increase the number of Ordinary Shares available for issuance under the Plan.

4.ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to any Employee.

(b) Ten Percent Shareholders. A Ten Percent Shareholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Ordinary Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise or strike price of each Award will be not less than the greater of (i) the nominal value of an Ordinary Share or (ii) 100% of the Fair Market Value of the Ordinary Shares subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Ordinary Shares subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code, provided that in all cases it will not be less than the nominal value of an Ordinary Share. Each SAR will be denominated in Ordinary Share equivalents.

(c) Exercise and Purchase Price for Options. To exercise any outstanding Option, the Participant must provide written notice of exercise to the Company in the manner determined by the Stock Plan Administrator. The purchase price of Ordinary Shares acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. In all cases the Company shall require that the nominal value of each newly issued Ordinary Share is fully paid up. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of Ordinary Shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of Ordinary Shares;

(iv) if the option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of Ordinary Shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that:

(1) the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Ordinary Shares to be issued;

(2) irrespective of whether a “net exercise” arrangement is used, the nominal value of each newly issued Ordinary Shares will be fully paid up in cash; and

(3) Ordinary Shares will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) Ordinary Shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) Ordinary Shares are delivered to the Participant as a result of such exercise, and (C) Ordinary Shares are withheld to satisfy tax withholding obligations;

(v) deduction from salary due and payable to an Employee by the Company or any Affiliate; or

(vi) in any other form of legal consideration that may be acceptable to the Board or the Stock Plan Administrator and permissible under applicable law.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of Ordinary Shares equal to the number of Ordinary Shares equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Ordinary Shares equivalents with respect to which the Participant is exercising the SAR on such date . The appreciation distribution may be paid in Ordinary Shares, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR. Where the SAR is settled using newly issued Ordinary Shares the Company shall require that the nominal value of each newly issued Ordinary Share is fully paid up.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board or the Stock Plan Administrator may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or the Stock Plan Administrator, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument which contains the information required by the Company to effect the transfer. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or the Stock Plan Administrator, a Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Stock Plan Administrator and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Ordinary Shares or other consideration resulting from such exercise in accordance with the Participants will or the laws of intestacy as applicable. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws whether in the United States or any other jurisdiction in which a Participant resides.

(f) Vesting Generally. The total number of Ordinary Shares subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of Ordinary Shares as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise the vested portion of such Award as of the date of termination of Continuous Service) but only within such period of time following the termination of the Participant’s Continuous Service as set forth in the Award Agreement. Unless otherwise provided in the Award Agreement, the Option or SAR will be exercisable for a period of three (3) months following a termination of a Participant’s Continuous Service by the Company without Cause or by the Participant for any reason; provided, however that such post-termination exercise period will instead be for the twelve (12) month period following a termination due to the Participant’s Disability or death. Additionally, if the Participant’s death occurs within the applicable post-termination of Continuous Service period during which the Option was exercisable, the Option will be exercisable for a twelve (12) month period following the Participant’s death. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR prior to the applicable deadline the Option or SAR will terminate.

(h) Automatic Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Ordinary Shares would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Ordinary Shares received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Ordinary Shares received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

(j) Non-Exempt Employees under U.S. Law. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Ordinary Shares until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(j) will apply to all Stock Awards and are hereby incorporated by reference into such Award Agreements.

(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of an Ordinary Share with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds U.S. $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of an applicable Award Agreement.

(l) Whole Shares. Options and SARs may be exercised only with respect to whole shares.

(m) No Reload Options.  No Option or SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options or SARs in connection with any exercise of the original award.

(n) No Dividend Equivalents.  No Option or SAR shall provide for the payment or accrual of dividend equivalents.

6.PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s Constitution, at the Board’s election, Ordinary Shares underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law. In all cases the Company shall require that the nominal value of each newly issued Ordinary Share issued in satisfaction of a Restricted Stock Award is fully paid up.

(ii) Vesting. Ordinary Shares awarded under a Restricted Stock Award may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board and subject to compliance with Irish law.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right subject to compliance with Irish law, any or all of the Ordinary Shares held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Award Agreement.

(iv) Transferability. Rights to acquire Ordinary Shares under the Restricted Stock Award will be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Board will determine in its sole discretion, so long as Ordinary Shares awarded under the Restricted Stock Award remain subject to the terms of the Award Agreement.

(v) Dividends. An Award Agreement will provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Awards may change from time to time, and the terms and conditions of separate Restricted Stock Unit Awards need not be identical; provided that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Ordinary Shares subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Ordinary Shares subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of Ordinary Shares, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. In all cases the Company shall require that the nominal value of each newly issued Ordinary Share issued in satisfaction of a Restricted Stock Unit Award is fully paid up.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the Ordinary Shares (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of Ordinary Shares covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional Ordinary Shares covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any such dividend equivalents will be subject to all of the same terms and conditions, including vesting and forfeiture provisions, of the underlying Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that may vest or may be exercised contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Stock Award to be deferred to a specified date or event. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that may be paid contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee, in its sole discretion. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to amend the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period; provided that any Dividend equivalents with respect to Performance Stock Awards or Performance Cash Awards shall be subject to the same terms and conditions, including vesting and forfeiture provisions, of the underlying Award Agreement to which they relate.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Ordinary Shares, including the appreciation in value thereof (e.g., options or share rights with an exercise price or strike price less than 100% of the Fair Market Value of the Ordinary Shares at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of Ordinary Shares (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards; provided, however, that where Ordinary Shares are issued pursuant to any Other Stock Award, the nominal value of each newly issued Ordinary Share is fully paid up; and, provided, further¸ however, that provided that any Dividend equivalents with respect to such other Stock Awards or shall be subject to the same terms and conditions of the underlying Award Agreement to which they relate.

7.COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the authorized but unissued Ordinary Shares reasonably required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell Ordinary Shares upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act, the Plan, any Stock Award or any Ordinary Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Ordinary Shares under the Plan, the Company will be relieved from any liability for failure to issue and sell Ordinary Shares upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Ordinary Shares pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company and its Affiliates shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company and its Affiliates shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company and its Affiliates have no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.GENERAL TERMS OF AWARDS.

(a) Use of Proceeds from Sales of Ordinary Shares. Proceeds from the sale of Ordinary Shares pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Shareholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of Ordinary Shares under, the Stock Award pursuant to its terms, and (ii) the issuance of the Ordinary Shares subject to the Stock Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect any right that the Company or an Affiliate may have to terminate (i) the employment of an Employee with or without notice and with or without cause, subject to the employment laws of the country in which the Employee is employed, subject to any applicable provisions of the corporate law of the country or state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Ordinary Shares under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Ordinary Shares subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Ordinary Shares. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Ordinary Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Ordinary Shares.

(g) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company or any Affiliate may, in its sole discretion, but subject always to applicable law, satisfy any federal, state, local or foreign tax withholding obligation, or levies or social security deduction obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding Ordinary Shares from the Ordinary Shares issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no Ordinary Shares are withheld with a value exceeding the maximum amount of tax, levies and social security contribution permitted to be withheld by law or the practice of any revenue authority (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(h) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Ordinary Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(j) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction or a Change in Control, as applicable, be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). Notwithstanding anything to the contrary in the Plan (and unless the Award Agreement specifically provides otherwise), if the Ordinary Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(k) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Ordinary Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

(l) Securities Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other applicable laws and regulations governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

(m) Effect on Other Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, will not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the

Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s benefit plans.

9.ADJUSTMENTS UPON CHANGES IN ORDINARY SHARES; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share subject to outstanding Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive; provided always that no adjustment may be made which reduces the price payable per Ordinary Share to an amount that is lower than the nominal value of an Ordinary Share.

(b) Dissolution. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding Ordinary Shares not subject to a forfeiture condition or the Company’s or any Affiliate’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the Ordinary Shares subject to the Company’s or any Affiliate’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company or an Affiliate in accordance with Irish company law notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. Notwithstanding any other provision of the Plan, the Board may take one or more of the following actions in the event of a Corporate Transaction with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction, unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Ordinary Shares issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration (U.S. $0) or such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) cancel or arrange for the cancellation of the Stock Award, to the extent not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Ordinary Shares in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of vested shares subject to the Stock Award. For clarity, this payment may be zero (U.S. $0) if the amount per share (or value of property per share) payable to the holders of Ordinary Shares is equal to or less than the per share exercise price of the Stock Award. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply generally to the holders of Ordinary Shares.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Acceleration on a Qualifying Termination in Connection with a Change in Control. If during the period beginning on the date that is 30 days prior to and ending on the date that is 12 months following the consummation of a Corporate Transaction that also qualifies as a Change in Control, (i) a Participant’s services to the Company (or its successor in the Change in Control) in all capacities are involuntarily terminated without Cause, or (ii) a Participant resigns service to the Company (or its successor in the Change in Control) in all capacities for Good Reason, and in either case other than as a result of death or Disability, then as of the date of Participant’s termination of Continuous Service, the vesting and exercisability of any then-unvested Stock Award held by a Participant shall be accelerated in full.

10.AMENDMENT, TERMINATION SUSPENSION OF THE PLAN OR ADOPTION OF SUB-PLANS.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date and (ii) the Effective Date.  No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Amendments. To amend the Plan in any respect the Board deems necessary or advisable. However, except as provided in Section 9(a) relating to Capitalization Adjustments, to the extent required by applicable law or listing requirements, shareholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of Ordinary Shares available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which Ordinary Shares may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(c) No Impairment of Rights. Amendment, suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

(d) Sub-Plans. The Board shall be entitled to adopt sub-plans to the Plan pursuant to which Awards may be made on such terms and conditions different from those specified in the Plan as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law, tax policy or practices, subject to any required shareholder approval as contemplated in Section 9(b).

11.EFFECTIVE DATE OF PLAN.

The Amended and Restated 2018 Equity Incentive Plan will become effective on the date of the Company’s 2020 Annual General Meeting of Shareholders, provided that the shareholders approve the Plan at such meeting (the “Effective Date”).

12.CHOICE OF LAW.

This Plan shall be governed by and construed in accordance with the Irish Companies Act 2014 (as same may be amended, replaced and/or consolidated in the future) as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

13.DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date that the Amended and Restated 2018 Equity Incentive Plan was first adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “majority-owned subsidiary” of the Company, as such terms are defined in Rule 405 of the Securities Act or, as the context so requires, means a “holding company” or “subsidiary” of the Company as such terms are defined in Irish company law. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Ordinary Shares subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, dividend in property other than cash, large nonrecurring cash dividend, share split or reverse share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or

any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof or any country in which a Participant is employed; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate, of any statutory duty owed to the Company or an Affiliate; (iv) such Participant’s unauthorized use or disclosure of the confidential information or trade secrets of the Company or an Affiliate; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(h) “Change in Control” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company or any Affiliate reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company or any Affiliate, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) a sale, lease, exclusive license or other disposition of all or substantially all (as determined by the Board in its sole discretion) of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (i) a compromise or arrangement sanctioned by the Irish courts under section 450 of the Irish Companies Act 2014 (as may be amended, updated or replaced from time to time) (the “2014 Act”) or (ii) a scheme, contract or offer which has become binding on all shareholders pursuant to Section 609 of the 2014 Act, or (iii) a bid pursuant to Regulation 23 or 24 of the European Communities (Takeover Bids (Directive 2004/25/EC)) Regulations 2006.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Company” means Iterum Therapeutics Public Limited Company, a company incorporated under the laws of the Republic of Ireland.

(l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board, the chief executive officer of the Company (or an Affiliate, if applicable) or the Stock Plan Administrator, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company (or an Affiliate, if applicable), including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s (or an Affiliate’s, if applicable) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(m) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the Ordinary Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

For the avoidance of doubt, any one or more of the above events may be effected pursuant to (x) a takeover under Irish takeover rules; (y) a compromise or arrangement under Chapter 1 of Part 9 of the 2014 Act or (z) Chapter 2 of Part 9 of the 2014 Act.

(n) “Director” means a member of the Board.

(o) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(p) “Employee” means any person employed by the Company or an Affiliate.

(q) “Entity” means a corporation, partnership, limited liability company or other entity.

(r) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of Ordinary Shares of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Ordinary Shares determined as follows:

(i) If the Ordinary Shares is listed on any established stock exchange or traded on the NASDAQ Global Market or the NASDAQ Global Select Market, the Fair Market Value of a share of Ordinary Shares, unless otherwise determined by the Board, shall be the closing sales price for such Ordinary Shares as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Ordinary Shares) on the day of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Ordinary Shares on the day of determination, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Ordinary Shares, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(a) “Good Reason” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or a successor corporation defining such term and, in the absence of such agreement, such term means, with respect to a Participant, any of the following actions taken without Cause without Participant’s consent:

(i) A material reduction of the Participant’s base compensation, other than a reduction that applies generally to all executives;

(ii) A material reduction in the Participant’s authority, duties or responsibilities, provided, however, that a change in job position (including a change in title) shall not be deemed a “material reduction” unless the Participant’s new authority, duties or responsibilities are materially reduced from the prior authority, duties or responsibilities;

(iii) failure or refusal of a successor to the Company to materially assume the Company’s obligations under the Participant’s offer letter and/or employment agreement, if applicable, in the event of a Change in Control; or

(iv) relocation of the Participant’s principal place of employment that results in an increase in the Participant’s one-way driving distance by more than 50 miles from the Participant’s then current principal residence.

In order to resign for Good Reason, the Participant must provide written notice of the event giving rise to Good Reason to the Company within 90 days after the condition arises, allow the Company at least 30 days to cure such condition, and if the Company fails to cure the condition within such period, then Participant’s resignation from all positions the Participant then holds with the Company must be effective not later than 90 days after the end of the Company’s cure period.

(u) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(v) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Ordinary Shares, pursuant to which the Ordinary Shares are priced for the initial public offering.

(w) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(x) “Nonstatutory Stock Option” means an option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase Ordinary Shares granted pursuant to the Plan.

(aa) “Ordinary Shares” or “Shares” means the Ordinary Shares in the capital of the Company.

(bb) “Other Stock Award” means an award based in whole or in part by reference to the Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(d).

(cc) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(dd) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ee) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ff) “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes);

(14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (29) stockholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit; (33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) initiation of phases of clinical trials and/or studies by specific dates; (39) patient enrollment rates; (40) budget management; (41) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (50) customer satisfaction; and (51) other measures of performance selected by the Board.

(gg) “Performance Goals” means, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to increase, to reduce or to eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(hh) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ii) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(jj) “Personal Data” has the same meaning as defined in the Data Protection Acts 1988 and 2003.

(kk) “Plan” means this Amended and Restated Iterum Therapeutics Public Limited Company 2018 Equity Incentive Plan.

(ll) “Restricted Stock Award” means an award of Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(a).

(mm) “Restricted Stock Unit Award” means a right to receive Ordinary Shares which is granted pursuant to the terms and conditions of Section 6(b).

(nn) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(oo) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(pp) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Ordinary Shares that is granted pursuant to the terms and conditions of Section 5.

(qq) “Stock Award” means any right to receive Ordinary Shares granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(rr) “Stock Plan Administrator” means one or more Officers or Employees designated by the Board pursuant to Section 2(a).

(ss) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%, or, where the context so requires, the definition of “subsidiary” in Irish company law.

(tt) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any Affiliate.

PLAN ADOPTION AND AMENDMENTS

Adopted by the Board of Directors of Iterum Therapeutics Public Limited Company on March 14, 2018.

Approved by the shareholders of Iterum Therapeutics Public Limited Company on May 14, 2018.

Amended and Restated Plan adopted by Board of Directors of Iterum Therapeutics Public Limited Company March 11, 2020.

Approved by the shareholders of Iterum Therapeutics Public Limited Company on June 10, 2020.

AMENDMENT TO

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

The Amended and Restated 2018 Equity Incentive Plan (the “Plan”) of Iterum Therapeutics plc is

hereby further amended as follows:

1. Section 3(a)(i) is hereby deleted and a new Section 3(a)(i) is inserted in lieu thereof which shall read as follows:

“(i) Subject to the provisions of this Section 3(a), and Section 9(a) relating to Capitalization

Adjustments, the aggregate number of Ordinary Shares reserved for issuance pursuant to

Stock Awards is 19,437,298 shares (the “Share Reserve”), which number shall include (i) any shares remaining for issuance pursuant to the Prior Plan as of the IPO Date and (ii) any

Returning Shares. For clarity, the limit in this Section 3(a) is a limit on the number of Ordinary

Shares that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).”

Except as set forth above, the remainder of the Plan remains in full force and effect

Amendment to Amended and Restated Plan adopted by Board of Directors of Iterum Therapeutics

Public Limited Company March 11, 2021.

Approved by the shareholders of Iterum Therapeutics Public Limited Company on [ ], 2021.

ITERUM THERAPEUTICS PUBLIC LIMITED COMPANY

2018 EQUITY INCENTIVE PLAN – SUB PLAN FOR NON-EMPLOYEE DIRECTORS AND CONSULTANTS

1ESTABLISHMENT AND PURPOSE

This sub-plan is established by the Board in accordance with Section 10(d) of the Iterum Therapeutics Public Limited Company Amended and Restated 2018 Incentive Plan (the “Plan”) for the purposes of granting Awards to Non—Employee Directors and Consultants of Iterum Therapeutics Public Limited Company and its Subsidiaries. This sub-plan shall be known as the “NED and Consultant Sub-Plan” or “Sub-Plan”.

2RULES

2.1The provisions of the Plan shall apply in their entirety to Awards made under this Sub-Plan save and expect only as set out in Sections 3 and 4 below. Capitalized terms contained in this Sub-Plan that are not defined herein shall have the same meanings given to them in the Plan.

2.2The terms of this Sub-Plan shall also apply to Awards originally granted under the Plan to Employees, if such individual subsequently experiences a change in status from an Employee to either a Consultant or a Non-Employee Director without a break in Continuous Service.

2.3For clarity, any Awards granted under this Sub-Plan will be deemed to be granted from the Plan for purposes of reducing the number of shares available under the Share Reserve. Shares subject to Awards that are forfeited, cancelled or expire in the manner contemplated by Section 3(b) of the Plan will be added back to the Share Reserve as provided therein.

3DEFINITIONS

3.1The following definition shall be inserted for the purposes of this Sub-Plan:

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Non-Employee Director, or payment of a fee for such service, will not cause a Non-Employee Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person;

3.2The following definitions shall be deleted and replaced with the following for the purposes if this Sub-Plan:

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as a Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board, the chief executive officer of the Company (or an Affiliate, if applicable) or the Stock Plan Administrator, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any interruption of service approved by the Company (or an Affiliate, if applicable), including sick leave, interruption of service or any other personal leave, or (ii) transfers of service between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s (or an Affiliate’s, if applicable) leave of absence policy, in the written terms of any agreement or policy applicable to the Participant, or as otherwise required by law;

“Good Reason” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or a successor corporation defining such term and, in the absence of such agreement, such term means, with respect to a Participant, any of the following actions taken without Cause without Participant’s consent:

(i)a material reduction of the Participant’s base service fee, other than a reduction that applies generally to all Non-Employee Directors or Consultants;

  (ii)a material reduction in the Participant’s authority, duties or responsibilities; or

(iii)failure or refusal of a successor to the Company to materially assume the Company’s obligations under the Participant’s service agreement, if applicable, in the event of a Change in Control;

In order to terminate service for Good Reason, the Participant must provide written notice of the event giving rise to Good Reason to the Company within 90 days after the condition arises, allow the Company at least 30 days to cure such condition, and if the Company fails to cure the condition within such period, then Participant’s termination of service must be effective not later than 90 days after the end of the Company’s cure period; and

4SECTIONS

In this Sub-Plan:

4.1Section 1(b) of the Plan shall be deleted and replaced with the following:

1(b)—Eligible Awards Recipients. The person eligible to receive Awards are Non-Employee Directors and Consultants.

4.2Section 2(d) shall be deleted and replaced with the following:

2(d) – Delegation to an Officer. Subject to compliance with Irish law, the Board may delegate to one of more Officers the authority to do one or both of the following: (i) designate Non-Employee Directors and Consultants who are providing Continuous Service to the Company or any of its Subsidiaries to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of Ordinary Shares to be subject to Board resolutions regarding such delegation shall specify the total number of Ordinary Shares that may be subject to the Stock Awards granted by such Officer and that such Officer many not grant a Stock Awards to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the fair Market Value of the Ordinary Shares.

4.3Section 3(b) of the Plan shall be deleted and replaced with the following:

3(b)—Reversion of Shares to the Share Reserve. If subject to compliance with Irish law (i) any Ordinary Shares issued pursuant to a Stock Award are forfeited back to or repurchased by the Company or any

Affiliate because of the failure to meet a contingency or condition required for the vesting of such Ordinary Shares, or (ii) any Ordinary Shares are cancelled in accordance with the cancellation and regrant provisions of Section 2(b)(vii), then the Ordinary Shares that are forfeited, repurchased or cancelled shall revert to and again become available for issuance under the Plan. If any Ordinary Shares subject to a Stock Award are not delivered to a Participant because an appreciation distribution in respect of a Stock Appreciation Right is paid in Ordinary Shares, the number of Ordinary Shares subject to the Stock Award that are not delivered to the Participant shall remain available for subsequent issuance under the Plan.

4.4Section 5(c) of the Plan shall be deleted and replaced with the following:

5(c)—Exercise and Purchase Price for Options. To exercise any outstanding Option, the Participant must provide written notice of exercise to the Company in the manner determined by the Stock Plan Administrator. The purchase price of Ordinary Shares acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. In all cases the Company shall require that the nominal value of each newly issued Ordinary Share is fully paid up. The permitted methods of payment are as follows:

(i)by cash, check, bank draft or money order payable to the Company;

(ii)pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of Ordinary Shares subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

  (iii)deduction from service fees due and payable to a Non-Employee Director or Consultant by the Company or any Affiliate; or

  (iv)in any other form of legal consideration that may be acceptable to the Board or the Stock Plan Administration and permissible under applicable law.

4.5Section 8(d) shall be deleted and replaces with the following:

8(d) – No Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect any right that the Company or an Affiliate may have to terminate (i) the service of a Director pursuant to the Constitution of the Company or an Affiliate, or (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or and Affiliate, or any applicable provisions of the corporate law of the country or state in which the Company or the Affiliate is incorporated as the case may be.

4.6Rule 8 (g) of the Plan shall be deleted and replaced with the following:

8(g)—Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company or any Affiliate may, in its sole discretion, but subject always to applicable law, satisfy any federal, state, local or foreign tax withholding obligation, or levies or social security deduction obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) implementing a sell-to cover arrangement (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant;

or (v) by such other method as may be set forth in the Award Agreement subject to compliance with applicable law.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 6:00 a.m., Irish time (1:00 a.m., Eastern time) on June 16, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 6.00 a.m., Irish time (1:00 a.m., Eastern time) on June 16, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive the completed proxy card by 5:00 p.m., Irish time (12.00 p.m., Eastern time) on June 15, 2021. ITERUM THERAPEUTICS PLC BLOCK 2 FLOOR 3, HARCOURT CENTRE HARCOURT STREET DUBLIN 2, IRELAND D53288-P56801 ITERUM THERAPEUTICS PLC The Board of Directors recommends you vote FOR all the nominees listed below and FOR proposals 2 and 3 1. To elect, by separate resolutions, the three nominees for Class III directors listed below, each to serve for a three-year term expiring at the 2024 annual general meeting of shareholders (Proposal No. 1): For Against Abstain ! ! ! 1a. Corey N. Fishman ! ! ! 1b. Ronald M. Hunt ! ! ! For Against Abstain 1c. Michael W. Dunne ! ! ! 2. To approve an amendment to the Company’s Amended and Restated 2018 Equity Incentive Plan increasing by 15,000,000 to 19,437,298 the number of ordinary shares, par value $0.01 per share authorized for issuance under the plan (Proposal No. 2). ! ! ! 3. To ratify, in a non-binding vote, the appointment of KPMG as our independent registered public accounting firm for our fiscal year ending December 31, 2021, and to authorize the board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration (Proposal No. 3). Note: If any other matters properly come before the meeting or any adjournment thereof, the person(s) named in this proxy will vote in their discretion in accordance with applicable law or rule. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Proxy Materials are available at www.proxyvote.com. D53289-P56801 ITERUM THERAPEUTICS PLC Annual General Meeting of Shareholders June 16, 2021 3:00 PM Irish time Block 2 Floor 3, Harcourt Centre, Harcourt Street, Dublin 2, Ireland This proxy is solicited by the Board of Directors The undersigned shareholder(s), revoking all prior proxies, hereby appoint(s) David G. Kelly and Louise Barrett, or either of them, as proxies, each with the power of substitution, and hereby authorise(s) them to represent and vote all of the ordinary shares of Iterum Therapeutics plc that the undersigned is/are entitled to vote, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Iterum Therapeutics plc to be held on June 16, 2021, or at any postponement or adjournment thereof. A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the Annual General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than David G. Kelly or Louise Barrett, please contact our Company Secretary. Any such nominated proxy must attend the Annual General Meeting in person in order for your votes to be cast. Shares represented by this proxy will be voted by the Proxies in the manner directed. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees listed on the reverse side to the Board of Directors and FOR Proposal Nos 2 and 3. In their discretion, the Proxies are authorised to vote upon such other business as may properly come up before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side